                                                                   EXHIBIT 10.12

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO    5. PROJECT NO. (If applicable)
             Mofidication No. 13             9-30-99                    77-99-9202
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAAM 30-D        7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                        -----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration                                E-mail address: robert.degnan@fhwa.dot.gov
Office of Acquisition Management
400 Seventh Street, SW, Room 4410
Washington, DC 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

            Odetics ITS                                                                      ---------------------------------------
            1515 South Manchester Avenue                                                     9B. DATED (SEE ITEM 11)
            Anaheim, CA 92802-2907
                                                                                         -------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                                         DTFH61-96-C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                         9-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                       [_] is extended,  [_] is not extended.
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    No Cost
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---    NO. IN ITEM 10A.


------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
[X]
       Exercise of Option
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:
Contractor             [X] is not,   [_]  is required to sign this document and         ___________ copies to the issuing office.
                                          return
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Service:  ITS National Architecture Maintenance/Support

    The purpose of this modification is to accomplish the following:
     1. Exercise Option 2, extending the period of performance of Contract No. DTFH61-96-C-00103 from September 30, 1999 to
    September 29, 2000.
     2. Option 2 Period Summary:
        Estimated Total Value of Option 2:  $1,671,810
        Total Estimated Cost:  $1,558,368
        Maximum Fee:  $113,442

    Option 2 funds shall be obligated to the contract as tasks for the Option 2 period are executed.


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                   Robert B. Robel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE     16B. UNITED STATES OF AMERICA                    18C. DATE SIGNED
                                                SIGNED
___________________________________________                   BY     /s/ Robert B. Robel
  (Signature of person authorized to sign)                       --------------------------------------------
                                                                      (Signature of Contracting Officer)            9-8-99
____________________________________________________________________________________________________________________________________
PREVIOUS EDITION UNUSABLE                                                                           STANDARD FORM 30 (Rev. 10-83)
This form was electronically produced by Elite Federal Forms, Inc.                                  Prescribed by GSA
                                                                                                    Far (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                             Modification No. 13
                                                                     Page 2 of 2


1.0  SECTION F-DELIVERIES OR PERFORMANCE
     -----------------------------------

1.1  PERIOD OF PERFORMANCE

     Delete last sentence of second paragraph and substitute the following:

     By exercising Option 2, the current contract period has been extended through September 29, 2000.


1.2  PLACE OF DELIVERY

     Delete Office Code HVH-1 in "Ship to" and "Mark For" lines and substitute
                                 ---------     ----------
     Office Code HOIT.

     Delete Office Code HAM4O-D for Office of Acquisition Management and substitute Office Code HAAM3O-D.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO    5. PROJECT NO. (If applicable)
             Modification No. 12             8-16-99                    77-99-9180
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAAM 40-D        7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                        -----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration                                E-mail address: robert.degnan@fhwa.dot.gov
Office of Acquisition Management
400 Seventh Street, SW, Room 4410
Washington, DC 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
            Odetics ITS
                                                                                             ---------------------------------------
            1515 South Manchester Avenue                                                     9B. DATED (SEE ITEM 11)
            Anaheim, CA 92802-2907
                                                                                         -------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                                         DTFH61-96-C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                         9-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                       [_] is extended,  [_] is not extended
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    X439-060-770-R60060-770100-2523  $99,886.00 Increase
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---
       NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
[X]
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:
Contractor             [X] is not,   [_]  is required to sign this document and return  ___________ copies to the issuing office.

------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation /contract subject matter where feasible.)

    Service:  ITS National Architecture Maintenance/Support

    The purpose of this modification is to accomplish the following:
     1. Obligate an additional $99,886 (reference Task Order OD-9907), increasing total obligated dollars from $5,894,404 to
        $5,994,290.


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                   Robert B. Robel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE     16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED
                                                SIGNED
___________________________________________                   BY     /s/ ROBERT B. ROBEL
  (Signature of person authorized to sign)                       --------------------------------------------
                                                                      (Signature of Contracting Officer)            8-16-99
____________________________________________________________________________________________________________________________________
PREVIOUS EDITION UNUSABLE                                                                           STANDARD FORM 30 (Rev. 10-83)
This form was electronically produced by Elite Federal Forms, Inc.                                  Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                             Modification No. 12
                                                                     Page 2 of 2

1.   SECTION G - CONTRACT ADMINISTRATIVE DATA
     ----------------------------------------

1.1  FUNDS AVAILABLE

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $5,994,290 are obligated to this contract.

     b. The balance of funding under this contract ($3,069,533) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.


FUNDING RECAPITULATION:
1. Base Contract      X391-050-210-389010-210100-2523            $  262,500
   -------------
2. Modification No. 1 X391-050-210-389010-210100-2523            $1,250,000
   ------------------
3. Modification No. 2 X390-050-210-398010-210100-2523            $   38,884
   ------------------
4. Modification No. 3 9969-04E-210-96904E-210170-2523            $  298,456
   ------------------
5. Modification No. 4 9969-04E-210-96904E-210100-2523            $  270,000
   ------------------
6. Modification No. 4 7967-04E-210-96704E-210100-2523            $   53,956
   ------------------
7. Modification No. 4 X390-050-210-398010-210100-2523            $  130,000
   ------------------
8. Modification No. 7 X391-050-210-389010-210100-2523            $  937,000
   ------------------
9. Modification No. 8 X391-050-210-389010-210100-2523            $  139,827
   ------------------
10. Modification No. 9 X439-060-210-R60060-210100-2523           $  311,074
    ------------------
11. Modification No. 10 X439-060-210-R60060-210100-2523          $1,952,759
    -------------------
12. Modification No. 11 X439-060-210-R60060-210100-2523          $  249,948
    -------------------
13. Modification No. 12 X439-060-770-R60060-770100-2523          $   99,886
    ------------------                                           ----------
TOTAL                                                            $5,994,290

All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
             Modification No. 11             2-19-99                    21-99-9065
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAAM 40-D        7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                         ----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration                                E-mail address: robert.degnan@fhwa.dot.gov
Office of Acquisition Management
400 Seventh Street, SW, Room 4410
Washington, DC 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
            Odetics ITS
                                                                                             ---------------------------------------
            1515 South Manchester Avenue                                                     9B. DATED (SEE ITEM 11)
            Anaheim, CA 92802-2907
                                                                                         -------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                                         DTFH61-96-C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                         9-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                   [_] is extended,  [_] is not extended.
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    X439-060-210-R60060-210100-2523   $249,948.00 increase
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---
       NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
[X]
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:
Contractor  [_] is not,   [_]  is required to sign this document and return ___________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Service: ITS National Architecture Maintenance/Support

    The purpose of this modification is to accomplish the following:
     1. Obligate an additional $249,948 (reference Task Order OD-9906), increasing total obligated dollars from $5,644,456 to
     $5,894,404.




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                  16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                    Robert B. Robel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE     16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED
                                                SIGNED
                                                              BY     /s/ ROBERT B. ROBEL
___________________________________________                      --------------------------------------------
  (Signature of person authorized to sign)                            (Signature of Contracting Officer)            2-19-99
____________________________________________________________________________________________________________________________________
PREVIOUS EDITION UNUSABLE                                                                           STANDARD FORM 30 (Rev. 10-83)
                                                                                                    Prescribed by GSA
This form was electronically produced by Elite Federal Forms, Inc.                                  FAR (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                             Modification No. 11
                                                                     Page 2 of 2

1.   SECTION G - CONTRACT ADMINISTRATIVE DATA
     ----------------------------------------

1.1  FUNDS AVAILABLE

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $5,894,404 are obligated to this contract.

     b. The balance of funding under this contract ($3,169,419) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.


FUNDING RECAPITULATION:
1. Base Contract      X391-050-210-389010-210100-2523            $  262,500
   -------------
2. Modification No. 1 X391-050-210-389010-210100-2523            $1,250,000
   ------------------
3. Modification No. 2 X390-050-210-398010-210100-2523            $   38,884
   ------------------
4. Modification No. 3 9969-04E-210-96904E-210170-2523            $  298,456
   ------------------
5. Modification No. 4 9969-04E-210-96904E-210100-2523            $  270,000
   ------------------
6. Modification No. 4 7967-04E-210-96704E-210100-2523            $   53,956
   ------------------
7. Modification No. 4 X390-050-210-398010-210100-2523            $  130,000
   ------------------
8. Modification No. 7 X391-050-210-389010-210100-2523            $  937,000
   ------------------
9. Modification No. 8 X391-050-210-389010-210100-2523            $  139,827
   ------------------
10. Modification No. 9 X439-060-210-R60060-210100-2523           $  311,074
    ------------------
11. Modification No. 10 X439-060-210-R60060-210100-2523          $1,952,759
    -------------------
12. Modification No. 11 X439-060-210-R60060-210100-2523          $  249,948
    -------------------                                          ----------
TOTAL                                                            $5,894,404

All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                 1. CONTRACT ID CODE                PAGE  OF PAGES
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO    5. PROJECT NO. (If applicable)
             Modification No. 10             12-15-98                    21-99-9027
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE         HAM 40-D        7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                        -----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration                                E-mail address: robert.degnan@fhwa.dot.gov
Office of Acquisition Management
400 Seventh Street, SW, Room 4410
Washington, DC 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
            Odetics ITS
                                                                                             ---------------------------------------
            1515 South Manchester Avenue                                                     9B. DATED (SEE ITEM 11)
            Anaheim, CA 92802-2907
                                                                                         -------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                                         DTFH61-96-C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                         9-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                       [_] is extended,  [_] is not extended.
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    X439-060-210-R60060-210100-2523   $1,952,759.00 Increase
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---    NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
[X] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:
Contractor             [X] is not,   [_]  is required to sign this document and return    ___________ copies to the issuing office.

------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Service:  ITS National Architecture Maintenance/Support

    The purpose of this modification is to accomplish the following:
     1. Obligate an additional $1,952,759 (reference Task Orders OD-9901, OD-9902, OD-9903, OD-9904, and OD_9905), increasing total obligate dollars from $3,691,697 to $5,644,456.



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                  16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                    Anthony Martoccia
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE     16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED
                                                SIGNED
                                                              BY     /s/ Anthony Martoccia
___________________________________________                      --------------------------------------------
  (Signature of person authorized to sign)                            (Signature of Contracting Officer)            12-15-98
____________________________________________________________________________________________________________________________________
PREVIOUS EDITION UNUSABLE                                                                           STANDARD FORM 30 (Rev. 10-83)
This form was electronically produced by Elite Federal Forms, Inc.                                  Prescribed by GSA
                                                                                                    Far (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                             Modification No. 10
                                                                     Page 2 of 2


1.   SECTION G - CONTRACT ADMINISTRATIVE DATA
     ----------------------------------------

1.1  FUNDS AVAILABLE

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $5,644,456 are obligated to this contract.

     b. The balance of funding under this contract ($3,419,367) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.

FUNDING RECAPITULATION:

1.   Base Contract:      X391-050-210-389010-210100-2523      $   262,500
     -------------
2.   Modification No. 1  X391-050-210-389010-210100-2523      $ 1,250,000
     ------------------
3.   Modification No. 2  X390-050-210-398010-210100-2523      $    38,884
     ------------------
4.   Modification No. 3  9969-04E-210-96904E-210170-2523      $   298,456
     ------------------
5.   Modification No. 4  9969-04E-210-96904E-210100-2523      $   270,000
     ------------------
6.   Modification No. 4  7967-04E-210-96704E-210100-2523      $    53,956
     ------------------
7.   Modification No. 4  X390-050-210-398010-210100-2523      $   130,000
     ------------------
8.   Modification No. 7  X391-050-210-389010-210100-2523      $   937,000
     ------------------
9.   Modification No. 8  X391-050-210-389010-210100-2523      $   139,827
     ------------------
10.  Modification No. 9  X439-060-210-R60060-210100-2523      $   311,074
     ------------------
11.  Modification No. 10 X439-060-210-R60060-210100-2523      $ 1,952,759
     -------------------                                      -----------
TOTAL                                                         $ 5,644,456

All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                            1         3
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO    5. PROJECT NO. (If applicable)
             Modification No. 09             9-30-98                    21-88-8207
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAM 40-D         7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                          ---------------
Department of Transportation                                  Robert M. Degnan (202) 366-6010
Federal Highway Administration                                E-mail address: robert.degnan@fhwa.dot.gov
Office of Acquisition Management
400 Seventh Street, SW, Room 4410
Washington, DC 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
            Odetics ITS
                                                                                             ---------------------------------------
            1515 South Manchester Avenue                                                     9B. DATED (SEE ITEM 11)
            ANAHEIM, CA 92802-2907
                                                                                         -------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                                         DTFH81-96-C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                         9-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                      [_] is extended,  [_] is not extended.
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    X439-060-210-R60060-210100-2523    $311,074 Increase
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---
       NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
[X]
       Exercise of Option
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:
Contractor             [_] is not,   [X]  is required to sign this document and              3      copies to the issuing office.
                                          return                                         ----------
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Service:  ITS National Architecture Maintenance/Support

    The purpose of this modification is to accomplish the following:
     1. Exercise Option 1, extending Contract No. DTFH61-96-C-00103 from September 30, 1998 through September 29, 1999.
     2. Obligate an additional $311,074 (reference Task Order OD-9803)
     3. Revise Period of Performance paragraph under Section F and add sentence to Task Order Procedure paragraph under Section G.
     4. Raise contractual travel calling for any twelve month period.



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Jim D. Reams
     Business Manager                                              Robert B. Robel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE     16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED
                                                  SIGNED
     /s/ Jim D. Reams                                          BY    /s/ Robert B. Robel
 ----------------------------------------                        ----------------------------------------
  (Signature of person authorized to sign)       9/23/98              (Signature of Contracting Officer)            9/25/98
------------------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                                                                           STANDARD FORMS 30 (Rev. 10-83)
This form was electronically produced by Elite Federal Forms, Inc.                                  Prescribed by GSA
                                                                                                    Far (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                             Modification No. 09
                                                                     Page 2 of 3

1.   SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
     -------------------------------------------------

1.1  Option Years
     ------------

     Delete fourth paragraph, second sentence and substitute the following:

     Travel and per diem shall not exceed $200,000 during any base year or 12 month option period.


2.   SECTION F - DELIVERIES OR PERFORMANCE
     -------------------------------------

2.1  PERIOD OF PERFORMANCE

     Delete second paragraph in its entirety and substitute the following:

     All work and services required hereunder, including preparation and submission of the final report, shall be completed on or before the completion date specified in the final task order. The Government shall have 30 days to review and approve the final report. The total contract period, including all options if exercised, shall not exceed 60 months. By exercising Option 1, the current contract period has been extended through September 29, 1999.

3.   SECTION G - CONTRACT ADMINISTRATIVE DATA
     ----------------------------------------

3.1  TASK ORDER PROCEDURE

     Add the following sentence to the first paragraph.

     The Government shall not place, nor is the contractor obligated to perform, any new task order issued subsequent to the end of the contract period as determined by the base period of the contract plus any exercised option.

3.2  FUNDS AVAILABLE

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $3,691,697 are obligated to this contract.

                                                               DTFH61-96-C-00103
                                                             Modification No. 09
                                                                     Page 3 of 3

     b. The balance of funding under this contract ($5,372,126) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.



FUNDING RECAPITULATION:
1.  Base Contract      X391-050-210-389010-210100-2523         $  262,500
    -------------
2.  Modification No. 1 X391-050-210-389010-210100-2523         $1,250,000
    ------------------
3.  Modification No. 2 X390-050-210-398010-210100-2523         $   38,884
    ------------------
4.  Modification No. 3 9969-04E-210-96904E-210170-2523         $  298,456
    ------------------
5.  Modification No. 4 9969-04E-210-96904E-210100-2523         $  270,000
    ------------------
6.  Modification No. 4 7967-04E-210-96704E-210100-2523         $   53,956
    ------------------
7.  Modification No. 4 X390-050-210-398010-210100-2523         $  130,000
    ------------------
8.  Modification No. 7 X391-050-210-389010-210100-2523         $  937,000
    ------------------
9.  Modification No. 8 X391-050-210-389010-210100-2523         $  139,827
    ------------------
10. Modification No. 9 X439-060-210-R60060-210100-2523         $  311,074
    ------------------                                         ----------
TOTAL                                                          $3,691,697

All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO    5. PROJECT NO. (If applicable)
             Modification No. 08             2-3-98                     21-98-8079
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAM 40-D         7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                        -----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration                                E-mail address: robert.degnan@fhwa.dot.gov
Office of Acquisition Management
400 Seventh Street, SW, Room 4410
Washington, DC 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
            Odetics ITS
                                                                                             ---------------------------------------
            1515 South Manchester Avenue                                                     9B. DATED (SEE ITEM 11)
            Anaheim, CA 92802-2907
                                                                                         -------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                                         DTFH61-96-C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                         [X]             9-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                       [_] is extended, [_] is not extended.
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    X391-050-210-389010-210100-2523    $139,827  Increase
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---
       NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
[X] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:
Contractor   [X] is not,   [_] is required to sign this document and return ___________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Service:  ITS National Architecture Maintenance/Support

    This modification is to accomplish the following:
     1. Increase total obligated funds under this agreement by $139,827, from $3,240,796 to $3,380,623.




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                  16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                    Anthony Martoccia
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE     16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED
                                                SIGNED

                                                              BY     /s/ Anthony Martoccia
___________________________________________                      --------------------------------------------
  (Signature of person authorized to sign)                            (Signature of Contracting Officer)             2-3-98
____________________________________________________________________________________________________________________________________
PREVIOUS EDITION UNUSABLE                                                                           STANDARD FORM 30 (Rev. 10-83)
This form was electronically produced by Elite Federal Forms, Inc.                                  Prescribed by GSA
                                                                                                    Far (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                             Modification No. 08
                                                                     Page 2 of 2


FUNDING RECAPITULATION:
1. Base Contract      X391-050-210-389010-210100-2523            $262,500
   -------------
2. Modification No. 1 X391-050-210-389010-210100-2523          $1,250,000
   ------------------
3. Modification No. 2 X390-050-210-398010-210100-2523             $38,884
   ------------------
4. Modification No. 3 9969-04E-210-96904E-210170-2523            $298,456
   ------------------
5. Modification No. 4 9969-04E-210-96904E-210100-2523            $270,000
   ------------------
6. Modification No. 4 7967-04E-210-96704E-210100-2523             $53,956
   ------------------
7. Modification No. 4 X390-050-210-398010-210100-2523            $130,000
   ------------------
8. Modification No. 7 X391-050-210-389010-210100-2523            $937,000
   ------------------
9. Modification No. 8 X391-050-210-389010-210100-2523            $139,827
   ------------------                                          ----------
TOTAL                                                          $3,380,623

1.   SECTION G - CONTRACT ADMINISTRATIVE DATA

     FUNDS AVAILABLE

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $3,380,623 are obligated to this contract.

     b. The balance of funding under this contract ($5,683,200) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.


All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO    5. PROJECT NO. (If applicable)
             Modification No. 07             1-12-98                    21-98-8068
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAM 40-D         7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                        -----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration                                E-mail address: robert.degnan@fhwa.dot.gov
Office of Acquisition Management
400 Seventh Street, SW, Room 4410
Washington, DC 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
            Odetics
                                                                                             ---------------------------------------
            1515 South Manchester Avenue                                                     9B. DATED (SEE ITEM 11)
            Anaheim, CA 92802-2907
                                                                                         -------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                                         DTFH61-96-C-00103
                                                                                             ---------------------------------------
                                                                                         [X] 10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                         9-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                       [_] is extended, [_] is not extended
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    X391-050-210-389010-210100-2523      $937,0000 Increase
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---
       NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
[X] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:
Contractor             [X] is not,   [_]  is required to sign this document and return  ___________ copies to the issuing office.

------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Service:  ITS National Architecture Maintenance/Support

    This modification is issued to accomplish the following:
     1. Increase obligated funds under this contract by $937,000, from $2,303,796 to $3,240,796.






Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                   Anthony Martoccia
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE     16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED
                                                SIGNED
                                                              BY     /s/ A Martoccia
___________________________________________                      --------------------------------------------
  (Signature of person authorized to sign)                            (Signature of Contracting Officer)            1-12-98
____________________________________________________________________________________________________________________________________
PREVIOUS EDITION UNUSABLE                                                                           STANDARD FORM 30 (Rev. 10-83)
This form was electronically produced by Elite Federal Forms, Inc.                                  Prescribed by GSA
                                                                                                    Far (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                             Modification No. 07
                                                                     Page 2 of 2


FUNDING RECAPITULATION:
1. Base Contract      X391-050-210-389010-210100-2523           $262,500
   -------------
2. Modification No. 1 X391-050-210-389010-210100-2523         $1,250,000
   ------------------
3. Modification No. 2 X390-050-210-398010-210100-2523            $38,884
   ------------------
4. Modification No. 3 9969-04E-210-96904E-210170-2523           $298,456
   ------------------
5. Modification No. 4 9969-04E-210-96904E-210100-2523           $270,000
   ------------------
6. Modification No. 4 7967-04E-210-96704E-210100-2523            $53,956
   ------------------
7. Modification No. 4 X390-050-210-398010-210100-2523           $130,000
   ------------------
8. Modification No. 7 X391-050-210-389010-210100-2523           $937,000
   ------------------                                         ----------
TOTAL                                                         $3,240,796


1.   SECTION G - CONTRACT ADMINISTRATIVE DATA

     FUNDS AVAILABLE

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $3,240,796 are obligated to this contract.

     b. The balance of funding under this contract ($5,823,027) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.


All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
             Modification No. 06             11-1-97                  PR21-97-1101-97
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAM 40-D         7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                        -----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration
400 Seventh Street, SW, Room 4410
Washington, DC 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              (X) 9A. AMENDMENT OF SOLICITATION NO.
            *                                                               *            ---
            Odetics
                                                                                             ---------------------------------------
            1515 South Manchester Avenue                                                     9B. DATED (SEE ITEM 11)
            Anaheim, CA 92802-2907
                                                                                         -------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                                         DTFH61-96-C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                         [X]             9-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                       [_] is extended, [_] is not extended,
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    None
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---
       NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
(X) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       FAR 43.103(a) Mutual Agreement of the Parties
------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:
    Contractor         [ ] is not,   [X]  is required to sign this document and return       3      copies to the issuing office.
                                                                                        -----------
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    This modification is issued to add the following final report specifications to the statement of work, at no additional charge to the Government.








Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     Jim Reams                                                     Anthony Martoccia
     Business Manager
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE     16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED
                                                SIGNED

  /s/ Jim Reams                                               BY     /s/ Anthony Martoccia
-------------------------------------------                      --------------------------------------------
  (Signature of person authorized to sign)     12/17/97              (Signature of Contracting Officer)            1/12/98
____________________________________________________________________________________________________________________________________
PREVIOUS EDITION UNUSABLE                                                                           STANDARD FORM 30 (Rev. 10-83)
This form was electronically produced by Elite Federal Forms, Inc.                                  Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                               Page 2 of 2


Add the following to the end of Section C:

           SECTION C - DESCRIPTION/SPECIFICATIONS/STATEMENT OF WORK
           --------------------------------------------------------

SPECIFICATIONS FOR FINAL REPORT
-------------------------------

The contractor shall provide the government with the following for all final report(s) developed under this contract:

(1) A completed Technical Report Documentation form DOT F 1700.7 (8-72). This form is necessary to ensure all reports are entered into the National Technical Information Service database (Form is located on http://www.bts.gov/itc/1700-7.pdf);

(2)  An executive summary under separate cover;

(3) A camera-ready copy including all art work (illustrations, photographs, charts, or tables) ready for printing by photographic or other means;

(4)  An electronic (in Wordperfect 6.0) version of the report;

(5) A one-page description of the report, including the title, why it is important, what it embodies, findings and or benefits (expected or realized), real-world example of who is involved (principals, team, or other significant participants) and the audience;

(6)  A completed ITS Electronic Clearinghouse Document Profile Sheet.


All other terms and conditions of the contract remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                              1     2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   Modification No. 4                                            21-97-7222
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE         HAM 40-D        7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                         ----------------
Department of Transportation                                  Robert Degnan
Federal Highway Administration                                (202) 366-6010
Office of Acquisition Management
400 Seventh Street, S.W., Room 4410
Washington, D.C. 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
   Rockwell International Corporation
                                                                                             ---------------------------------------
   Transportation Systems                                                                    9B. DATED (SEE ITEM 11)
   3370 Miraloma Avenue
                                                                                         -------------------------------------------
   Anaheim, CA 92803-3105                                                                    10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                              DTFH61-96C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                        09/30/96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14. The hour and date  specified for receipt of Offers
[_] is extended, [_] is not extended


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Item 14
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---
       NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
[X] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor  [X] is not,  [_]  is required to sign this document and return ___________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Service:  ITS National Architecture Maintenance/Support

This modification is issued to increase total obligated funds under this Agreement by $453,956, from $1,849,840 to $2,303,796.

ACCOUNTING AND APPROPRIATION DATA

9969-04E-210-96904E-210100-2523     $270,000  Increase
7967-04E-210-96704E-210100-2523     $ 53,956  Increase
X390-050-210-398010-210100-2523     $130,000  Increase

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                   Robert Robel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                    15C. DATE SIGNED   16B. UNITED STATES OF AMERICA                    16C. DATE SIGNED

                                                              BY     /s/ Robert Robel
___________________________________________                      --------------------------------------------
  (Signature of person authorized to sign)                            (Signature of Contracting Officer)            8-28-97
____________________________________________________________________________________________________________________________________
NSN 7540-01-152-8070                                        30-105           (PF V2.1, 2/1/95)       STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                                                            Prescribed by GSA
                                                                                                     Far (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                              Modification No.04
                                                                     Page 2 of 2

FUNDING RECAPITULATION:

1.   Base Contract        X391-050-210-389010-210100-2523    $   262,500
     -------------
2.   Modification No. 1   X391-050-210-389010-210100-2523    $ 1,250,000
     ------------------
3.   Modification No. 2   X390-050-210-398010-210100-2523    $    38,884
     ------------------
4.   Modification No. 3   9969-04E-210-96904E-210170-2523    $   298,456
     ------------------
5.   Modification No. 4   9969-04E-210-96904E-210100-2523    $   270,000
     ------------------
6.   Modification No. 4   7967-04E-210-96704E-210100-2523    $    53,956
     ------------------
7.   Modification No. 4   X390-050-210-398010-210100-2523    $   130,000
     ------------------                                      -----------
TOTAL                                                        $ 2,303,796


1.   PART I, SECTION G, Paragraph "FUNDS AVAILABLE"

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $2,303,796 are obligated to this contract.

     b. The balance of funding under this contract ($6,760,027) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.

All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGE
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.    5. PROJECT NO. (If applicable)
Modification No. 03                                           21-97-7206
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAM 40-D        7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                        -----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration                                E-mail address: robert.degnan@fhwa.dot.com
Office of Acquisition Management
400 Seventh Street, S.W., Room 4410
Washington, D.C. 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
   Rockwell International Corporation
   Transportation Systems                                                                    ---------------------------------------
   3370 Miraloma Avenue                                                                      9B. DATED (SEE ITEM 11)
   Anaheim, CA 92803-3105
                                                                                         -------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                             DTFH61-96-C-00103
                                                                                         [X]
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                        09/30/96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[_] is extended, [_] is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

9969-04E-210-96904E-210170-2523  $298,456  Increase
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
__  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.
       ---
------------------------------------------------------------------------------------------------------------------------------------
[X] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------

E. IMPORTANT: Contractor  [X] is not,   [_]  is required to sign this document and return ___________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Service:  ITS National Architecture Maintenance/Support

This modification is issued to increase total obligated funds under this Agreement by $298,456, from $1,551,384 to $1,849,840.




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                              Robert B. Robel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED  16B. UNITED STATES OF AMERICA                    18C. DATE SIGNED
                                                                                                                   8/19/97
                                                              BY     /s/ ROBERT B. ROBEL
  __________________________________________                      -----------------------------------------
   (Signature of person authorized to sign)                           (Signature of Contracting Officer)
____________________________________________________________________________________________________________________________________
NSN 7540-01-152-8070                                        30-105             (PF V2.1, 2/1/95)   STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA
                                                                                                  FAR (48 CFR) 53.243

                                                               DTFH61-96-C-00103
                                                             Modification No. 03
                                                                     Page 2 of 2



FUNDING RECAPITULATION:
1. Base Contract      X391-050-210-389010-210100-2523        $  262,500
   -------------
2. Modification No. 1 X391-050-210-389010-210100-2523        $1,250,000
   ------------------
3. Modification No. 2 X390-050-210-398010-210100-2523        $   38,884
   ------------------
4. Modification No. 3 9969-04E-210-96904E-210170-2523        $  298,456
   ------------------                                        ----------
TOTAL                                                        $1,849,840

1.   PART I, SECTION G, Paragraph "FUNDS AVAILABLE"

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $1,849,840 are obligated to this contract.

     b. The balance of funding under this contract ($7,213,983) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.


All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO    5. PROJECT NO. (If applicable)
             Modification No. 02                                         21-97-7077
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAM40-D          7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                        -----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration
Office of Acquisition Management
400 Seventh Street, SW., Room 4410
Washington, D.C. 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
            Rockwell International Corporation
                                                                                             ---------------------------------------
            Transportation Systems                                                           9B. DATED (SEE ITEM 11)
            3370 Miraloma Avenue
                                                                                         -------------------------------------------
            Anaheim, CA 92803-3105                                                           10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                                         DTFH61-96-C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                         9-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                       [_] is extended,  [_] is not extended
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    X390-050-210-398010-210100-2523    $38,884 INCREASE
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---
       NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
[X] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:
Contractor  [X] is not,   [_]  is required to sign this document and return  ___________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    This modification is issued to increase the total funds available under this Agreement by $38,884, from $1,512,500 to
    $1,551,384





Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                   Robert B. Robel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE     16B. UNITED STATES OF AMERICA                16C. DATE SIGNED
                                                SIGNED

___________________________________________                         BY     /s/ Robert B. Robel
  (Signature of person authorized to sign)                             ----------------------------------------
                                                                           (Signature of Contracting Officer)           2-19-97
____________________________________________________________________________________________________________________________________
NSN 7540-01-152-8070                                          30-105        (PF V2.1. 2/1/95)    STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                        Prescribed by GSA
                                                                                                 FAR (48 CFR) 53.243


                                                             DTFH61-96-C-00103
                                                             Modification No. 02
                                                             Page 2 of 2


FUNDING RECAPITULATION:
1. Base Contract         X391-050-210-389010-210100-2523             $  262,500
   -------------
2. Modification No. 1    X391-050-210-389010-210100-2523             $1,250,000
   ------------------
3. This Modification     X390-050-210-398010-210100-2523             $   38,884
   -----------------                                                 ----------
TOTAL                                                                $1,551,384


1.   PART I, SECTION G, Paragraph "FUNDS AVAILABLE"

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $1,551,384 are obligated to this contract.

     b. The balance of funding under this contract ($7,512,439) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.

------------------------------------------------------------------------------------------------------------------------------------
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT          1. CONTRACT ID CODE                       PAGE  OF PAGES
                                                                                                            1         2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO    5. PROJECT NO. (If applicable)
             Modification No. 01                                        21-97-7032
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE        HAM-40D          7. ADMINISTERED BY (If other than Item 6)        CODE
                                       --------------------                                                        -----------------
Department of Transportation                                  Robert M. Degnan (202)366-6010
Federal Highway Administration
Office of Acquisition Management
400 Seventh Street, S.W., Room 4410
Washington, D.C. 20590
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              ( ) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---
            Rockwell International Corporation
                                                                                             ---------------------------------------
            Transportation Systems                                                           9B. DATED (SEE ITEM 11)
            3370 Miraloma Avenue
                                                                                         -------------------------------------------
            Anaheim, CA 92803-3105                                                           10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                         [X]
                                                                                                         DTFH61-96-C-00103
                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                                               FACILITY CODE                                         09-30-96
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.                       [_] is extended, [_] is not extended
    The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    X391-050-210-389010-210100-2523       $1,250,000 increase
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
---
       NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
[X] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)
------------------------------------------------------------------------------------------------------------------------------------

E. IMPORTANT:
Contractor            [X] is not,  [_]  is required to sign this document and return  ___________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    This modification is issued to increase the total funds available under this agreement by an additional $1,250,000, from
    $262,500 to $1,512,500. (See Page 2)



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                   Robert B. Robel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                         15C. DATE           16B. UNITED STATES OF AMERICA                 16C. DATE SIGNED
                                                SIGNED
___________________________________________                         BY     /s/ Robert B. Robel
  (Signature of person authorized to sign)                             --------------------------------------
                                                                         (Signature of Contracting Officer)              12-19-96
____________________________________________________________________________________________________________________________________
NSN 7540-01-152-8070                                           30-105             (PF V2.1. 2/1/95)   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                             Prescribed by GSA
                                                                                                      FAR (48 CFR) 53.243

                                                     DTFH61-96-X-00103
                                                     Modification No. 01
                                                     Page 2 of 2



FUNDING RECAPITULATION:
1. Base Contract       X391-050-210-389010-210100-2523             $  262,500
   -------------
2. Modification No. 1  X391-050-210-389010-210100-2523             $1,250,000
   -----------------


1.   PART I, SECTION G, Paragraph "FUNDS AVAILABLE"

     Delete subparagraphs "a." and "b." and substitute the following:

     a. Currently, funds in the amount of $1,512,500 are obligated to this contract.

     b. The balance of funding under this contract ($7,551,323) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.

------------------------------------------------------------------------------------------------------------------------------------
     AWARD/CONTACT                     1. THIS CONTRACT IS A RATED ORDER                RATING             PAGE  OF PAGES
                                          UNDER DPAS (15 CFR 350)                                           1        24
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO    3. EFFECTIVE DATE                             4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
   DTFH61-96-C-00103                      See Block 20C                                 21-96-6110
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                     CODE  HAM 40-D              6. ADMINISTERED BY (If other than Item 5)         CODE
                                     --------------------                                                           ----------------
Department of Transportation                                  SAME AS BLOCK #5
Federal Highway Administration
Office of Acquisition Management
400 Seventh Street, S.W., Room 4410
Washington, D.C. 20590
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)              8. DELIVERY
                                                                                                        F.O.B. Destination
                                                                                         [ ] FOB ORIGIN      [X] OTHER (See below)
   Rockwell International Corporation                                                    -------------------------------------------
   Transportation Systems                                                                9. DISCOUNT FOR PROMPT PAYMENT
   3370 Miraloma Avenue
   Anaheim, Orange County, CA 97803-3105                                                    None
                                                                                         -------------------------------------------
                                                                                         10. SUBMIT INVOICES        ITEM
                                                                                         (4 copies unless other-
 --------------------------------------------------------------------------------------  wise specified) TO THE
 CODE                                    FACILITY CODE                                   ADDRESS SHOWN IN:          See Block #5
 -----------------------------------------------------------------------------------------------------------------------------------
 11. SHIP TO/MARK FOR               CODE                         12. PAYMENT WILL BE MADE BY                    CODE    HFS-24
 See Section F                          ------------------------- Federal Highway Administration                       -------------
                                                                  Finance Division, Room 4314
                                                                  400 7th St., SW., Washington, D.C. 20590
 -----------------------------------------------------------------------------------------------------------------------------------
 13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETI-        14. ACCOUNTING AND APPROPRIATION DATA
     TION.
     [ ] 10 U.S.C. 2304(c)(      ) [X] 41 U.S.C. 253(c)(      )   X391-050-210-389010-210100-2523 - $262,500
 -----------------------------------------------------------------------------------------------------------------------------------
 15A. ITEM NO.                  15B. SUPPLIES/SERVICES               15C. QUANTITY   15D. UNIT  15E. UNIT PRICE   15F. AMOUNT
 -----------------------------------------------------------------------------------------------------------------------------------
                      "National Architecture Maintenance/Suppport"

                                                                   Min - $100,000

                                                                   Max -   40,400      Direct     Labor Hours

                                                                   Total Potential     Value      (Base and         Options)
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF                     $9,063,823.00
 -----------------------------------------------------------------------------------------------------------------------------------
                                                    16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
 (X)  SEC.     DESCRIPTION                             PAGE(S)       (X)   SEC              DESCRIPTION                 PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
                PART I - THE SCHEDULE                                                PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
 X    A      SOLICITATION/CONTRACT FORM                   1           X     I  CONTRACT CLAUSES                          16
------------------------------------------------------------------------------------------------------------------------------------
 X    B      SUPPLIERS OR SERVICES AND PRICES/COSTS       2               PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
 X    C      DESCRIPTION/SPEC./WORK STATEMENT             3           X     J  LIST OF ATTACHMENTS                       24
------------------------------------------------------------------------------------------------------------------------------------
 X    D      PACKAGING AND MARKING                        5                    PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
 X    E      INSPECTION AND ACCEPTANCE                    5                    REPRESENTATIONS, CERTIFICATIONS AND
-----------------------------------------------------------------
 X    F      DELIVERIES OR PERFORMANCE                    6                 K  OTHER STATEMENTS OF OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X    G      CONTRACT ADMINISTRATION DATA                 8                 L  INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X    H      SPECIAL CONTRACT REQUIREMENTS               14                 M  EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17. [X]   CONTRACTOR'S NEGOTIATED AGREEMENT       (Contractor         18. [X]   AWARD     (Contractor is not required to sign this
   is required to sign this document and return 3 copies to              document).  Your offer on Solicitation Number ____________,
   issuing office).  Contractor agrees to furnish and deliver            including the additions or changes made by you which
   all items or perform all the services set forth or otherwise          additions or changes are set forth in full above, is
   identified above and on any continuation sheets for the               hereby accepted as to the items listed above and on any
   consideration stated herein.  The rights and obligations              continuation sheets.  This award consummates as the
   of the parties to this contract shall be subject to and               contract which consists of the following documents: (a) the
   governed by the following documents: (a) this                         Government's solicitation and your offer, and (b) this
   award/contract, (b) the solicitation, if any, and                     award/contract.  No further contractual document is
   (c) such provisions, representations, certifications, and             necessary.
   specifications, as are attached or incorporated by
   reference herein.  (Attachments are listed herein).
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print) Clifford D. Heise       20A. NAME OF CONTRACTING OFFICER

Project Manager
Rockwell International Corporation                                    Anthony Martoccia, Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                      19C. DATE SIGNED         20B. UNITED STATES OF AMERICA           20C. DATE SIGNED

BY /S/ [ILLEGIBLE]                                                    BY /S/ ANTHONY MARTOCCIA
  -----------------------------------------                              -------------------------------------
   (Signature of person authorized to sign)     09/27/96                   (Signature of Contracting Officer)         09/30/96
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-04-152-8069                                   26-107                                       STANDARD FORM   (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                           Prescribed by GSA

                                                               DTFH61-96-C-00103
                                                                    Page 2 of 24

                                    PART I

               SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
               -------------------------------------------------

The Contractor shall furnish all necessary facilities, materials, and personnel and shall perform all services necessary to provide support for transitioning the National Intelligent Transportation Systems (ITS) Architecture from the architecture development phase to the ITS deployment phase entitled "National Architecture Maintenance/Support."

The total estimated amount for the performance of this indefinite quantity, cost-plus-fixed-fee contract (base period plus three option years) is $9,063,823; which consists of the estimated cost of $8,445,106 and a maximum fee that may be paid over 60 months, not to exceed $618,717. The total fixed fee paid for all periods shall be based on the cost incurred for tasks issued.

Base Period
-----------

The total estimated amount for the performance of base period (2 years) of this contract is $3,979,282; which consists of the estimated cost of $3,705,932 and a maximum fee that may be paid over 24 months, not to exceed $273,350. The total fixed fee paid shall be based on the cost incurred for the task orders issued during the base period.

Option Years
------------

The total estimated amount for the first option year of this contract is $2,125,650; which consists of the estimated cost of $1,979,119 and a maximum fee that may be paid over the first option year, not to exceed $146,531. The total fixed fee of shall be based on the cost incurred for the task orders issued during the first option year.

The total estimated amount for the second option year of this contract is $1,671,810; which consists of the estimated cost of $1,558,368 and a maximum fee that may be paid in the second option year, not to exceed $113,442. The total fixed fee paid shall be based on the cost incurred for the task orders issued during the second option year.

The total estimated amount for the third option year of this contract is $1,287,081; which consists of the estimated cost of $1,201,687 and a maximum fee that may be paid in the third option year, not to exceed $85,394. The total fixed fee paid shall be based on the cost incurred for the task orders issued during the third option year.

All travel shall be reimbursed at cost in accordance with the Travel and Per Diem clause (reference Section G). Travel and per diem shall not exceed $100,000 during any year. This amount is contained within the amounts stated above.

                                                               DTFH61-96-C-00103
                                                               Page 3 of 24

           SECTION C - DESCRIPTION/SPECIFICATIONS/STATEMENT OF WORK
           --------------------------------------------------------


CONTRACT OBJECTIVES

The objectives of this contract are to:

     1. Evaluate/execute changes to the architecture due to changes in requirements, corrections required to the National ITS Architecture documentation, changes in US DOT policy, and progress made in completing development of ITS standards.

     2. Participate in outreach efforts to explain the National ITS Architecture to US DOT regional offices and assist efforts to explain the architecture to state and local planners/implementors/ integrators and manufacturers.

     3. Provide support to standards development activities as ITS standards are developed. This includes working with the SDOs to understand the architecture definition and to explain the standards requirements provided as part of the architecture documentation and supporting US DOT in ensuring compatibility between the National ITS Architecture and related standards.

     4. Support US DOT policy makers in defining policy consistent with the National ITS Architecture and in making sure that the architecture reflects new policies.

     5. Support coordination with other JPO activities (e.g., data dictionaries, AHS, etc.)

SCOPE

To provide for continuing technical and program support for moving the National ITS Architecture from the architecture development phase to the ITS deployment phase. The National ITS Architecture was developed to serve as a framework for future national ITS and ITI deployments. The contractor(s) will provide support to the US DOT in ensuring that the National ITS Architecture documentation set is maintained and kept up-to-date and reflects all changes, additions, and corrections necessitated by the continually evolving ITS Program. Additionally, the Contractor will support the US DOT in technical evaluation of policies and actions that might affect the architecture. The Contractor shall also perform outreach to regional/state/local implementors to help explain the architecture, provide technical support regarding the standards development process, and perform outreach to the various administrations, and their constituents, within US DOT that are affected by the National ITS Architecture.

DELINEATION OF WORK

In order to accomplish the contract objectives, the following list of task areas shall be performed:

                                                               DTFH61-96-C-00103
                                                               Page 4 of 24

TASK Area A - Project Management
--------------------------------

Develop and maintain the work program for each task order to be issued in each option year. Deliver required program status briefings and reports, and ensure that necessary facilities, staff, and equipment needed to carry out the tasks are on-hand.

TASK Area B - Architecture Maintenance
--------------------------------------

Under the overall management of the Government, the Contractor will provide overall technical and administrative support in maintaining the National ITS Architecture. Specific activities may include:

1.   Develop an architecture configuration management plan.

2.   Manage the architecture configuration control process.

3. Evaluate proposed changes to the architecture to determine their impact on the architecture itself and to other on-going US DOT activities.

4.   Implement changes to the architecture following US DOT approval.

5.   Maintain the integrity of the National ITS Architecture documentation set.

6.   Publish updated versions of the architecture documentation set as required.

7. Keep abreast of ITS developments that may require changes to the architecture and propose such changes when they are identified.

TASK Area C - Deployment and Standards Development Support
----------------------------------------------------------

The Contractor will provide overall support to the US DOT in ensuring that the National ITS Architecture is considered in all local and national ITS and ITI deployments. The Contractor will support architecture outreach efforts to US DOT regional offices, to state and local implementors, the various administrations within the US DOT, and other stakeholders as required. The Contractor will also provide support to the standards development process to ensure continuity between the architecture and evolving standards. Specific activities may include:

1.   Support US DOT ITI and ITS outreach programs.

2. Meet with US DOT regional offices and others who are working with state/local implementors to explain/interpret the architecture.

3.   Meet with equipment manufacturers to explain the architecture.

4.   Coordinate with other US DOT contractors to prepare deployment guidance.

5. Support electronic outreach of the architecture including activities such as maintaining a site on the World Wide Web and preparing an interactive CD-ROM.

                                                               DTFH61-96-C-00103
                                                                    Page 5 of 24

6. Support access to architecture definition databases (i.e., distribute them and answer questions.)

7.  Prepare briefings/white papers for policy, quarterly, etc. meetings

8.  Explain and update standards requirements as necessary

9. Provide technical representation at CSO meetings and work with SDOs as required

10. Assess impacts of US DOT actions on the National ITS Architecture.

11. Prepare tailored architecture information as required.

12. Develop and teach a training course for stakeholder groups on using and interpreting the National ITS Architecture.

13. Support US DOT Model Deployment Program to explain/interpret the
    Architecture.

SPECIFICATIONS FOR REPORTS

Applicable reports shall be prepared in accordance with the "Guidelines for Preparing Federal Highway Administration Publications" (FHWA-AD-88-001), dated January 1988, and as amended by Change 1, dated May 20, 1994. All reports or other documentation shall provide units of measurement in SI (Metric) System with their English equivalents as follows:

     a. In text, quantities or values expressed in Metric units shall be followed immediately with the English equivalent expressed in appropriate units in parentheses.

     b. In tables and illustrations (such as graphs) expressed in Metric units, the conversion to English Systems is required for each Metric unit used and it shall appear consistently as either a legend or footnote, or as part of the caption.

     c. The American Society for Testing and Materials publications "Standards for Metric Practice" ASTM E 380-76 is the FHWA standard and shall be used as a basis for conversion.

                       SECTION D - PACKAGING AND MARKING
                       ---------------------------------

There are NO articles for this section.

                     SECTION E - INSPECTION AND ACCEPTANCE
                     -------------------------------------

All work hereunder shall be subject to review by the Government. Acceptance of the final report shall be made in writing by the Contracting Officer.

                                                               DTFH61-96-C-00103
                                                               Page 6 of 24

52.252-2       CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

     52.246-5    Inspection of Services - Cost-Reimbursement (APR 1984)


                     SECTION F - DELIVERIES OR PERFORMANCE
                     -------------------------------------

PERIOD OF PERFORMANCE

The period of performance for each Task Order will be specified within the Task Order document.

All work and services required hereunder including preparation and submission of the final report shall be completed on or before 24 months after the effective date of the contract. The Government shall have 30 days to review and approve the final report. The total period of performance including all options, if exercised shall not exceed 60 months.

LEVEL OF EFFORT REQUIRED TO ACCOMPLISH THE WORK

Maximum; In the performance of task orders pursuant to this contract, the Contractor shall provide a maximum of 40,400 direct productive labor
                                                ------
          hours of staff effort during the base period of performance (24 months). Direct productive labor hours are defined as actual work hours exclusive of vacation, holiday, sick leave and all other absences.

Minimum:  The Government shall order a minimum of $100,000 for fully burdened
                                                  --------
          effort during the base period (24 months).

52.217-9  OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 1989)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided, that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option provision.

(c) The contract will be for a base period of 24 months, with three one-year option periods. The total duration of this contract, including the exercise of any options under this clause, shall not exceed 60 months.

                                                               DTFH61-96-C-00103
                                                               Page 7 of 24

PLACE OF DELIVERY

All deliverables and a copy of the monthly reports (See Section G) under the contract shall be delivered F.O.B. Destination, under transmittal letter, to the following address:

     Ship to:      Federal Highway Administration
                   ITS Joint Program Office, HVH-1
                   400 Seventh Street, SW
                   Washington, D.C. 20590

     Mark For:     Mr. Lee Simmons, HVH-1

The Bi-monthly progress report and other items as specified shall be delivered to the Contracting Officer at the following address:

                   Federal Highway Administration
                   Office of Acquisition Management
                   HAM40-D, Room 4410
                   400 Seventh Street, S.W.
                   Washington, D.C. 20590

DELIVERABLES

The Contractor shall deliver to the Contracting Officer according to the schedule in the individual task orders as negotiated.

SCHEDULE OF WORK

All tasks set forth in the Statement of Work shall be performed in accordance with the task orders, and all terms and conditions, and prices applicable under each task order and the contract.

52.242-15   STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)

(a) The Contracting Officer may, at any time, by written order to the Contractor, require the Contractor to stop all, or any part, of the work called for by this contract for a period of 60 days after the order is delivered to the Contractor, and for any further period to which the parties may agree. The order shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Within a period of 60 days after a stop-work order is delivered to the Contractor, or within any extension of that period to which the parties shall have agreed, the Contracting Officer shall either:

     (1)      Cancel the stop-work order, or

     (2) Terminate the work covered by the order as provided in the Termination clause of this contract.

                                                               DTFH61-96-C-00103
                                                               Page 8 of 24

(b) If a stop-work order issued under this clause is canceled or the period of the order or any extension thereof expires, the Contractor shall resume work. The Contracting Officer shall make an equitable adjustment in the delivery schedule, the estimated cost, the fee, or a combination thereof, and in any other terms of the contact that may be affected, and the contract shall be modified, in writing, accordingly, if:

     (1) The stop-work order results in an increase in the time required for, or in the Contractor's cost properly allocable to, the performance of any part of this contract; and

     (2) The Contractor asserts its right to the adjustment within 30 days after the end of the period of work stoppage; provided, that, if the Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon a proposal submitted at any time before final payment under this contract.

(c) If a stop-work order is not canceled and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

(d) If a stop-work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer shall allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.

                    SECTION G - CONTRACT ADMINISTRATIVE DATA
                    ----------------------------------------

TASK ORDER PROCEDURE

All funds expended under this contract shall be incurred and accounted for under individual task orders.

Within the direct productive labor hours specified in the Level-of-Effort clause of this contract, the Contractor shall incur costs under this contract in the performance of task orders and task order modifications issued in accordance with this ordering procedure. No other costs are authorized without the written consent of the Contracting Officer.

Performance under this contract is subject to the following ordering procedure:

a. From time to time during the terms of this contract, the Contracting Officer's Technical Representative (COTR) will issue Task Order Proposal Requests (TOPR) to the Contractor. Each TOPR will indicate the objectives or results desired by the Government. These objectives shall be within the scope, period, and maximum value of the contract.

b. The TOPR may be placed by written communications or other electronic means. Each TOPR will state the due date for proposal submission.

                                                               DTFH61-96-C-00103
                                                               Page 9 of 24

C.   Each TOPR will contain, as a minimum, the following information:

     (1)  Name and Signature of the COTR;

     (2) Contract Number, order number, due date and time, and number of copies required;

     (3)  Description of work;

     (4)  Maximum number of contract labor hours and other resources authorized;

     (5)  Documentation requirements;

     (6)  Delivery/performance schedule;

     (7)  Quality assurance standards, as appropriate;

     (8)  Travel authorized; and

     (9)  Evaluation criteria

d. Proposals shall be delivered on or before the due date to the address specified in the TOPR. If no address is given, proposals shall be delivered both to the COTR and to the CO at the following addresses:

     Federal Highway Administration               Federal Highway Administration
     ITS Joint Program Office, HVH-1              Office of Acquisition Manage-
     400 Seventh Street, S.W.                     ment, HAM40-D
     Washington, D.C. 20590                       400 Seventh Street, S.W.
                                                  Washington, D.C. 20590

Each proposal must clearly state the contract number, and TOPR number on the outside of the submission envelope.

e. The Contractor shall submit, by the due date, its proposal. The proposal will outline the Contractor's overall approach for completing the task order and shall, at a minimum, include:

     (1)  Signed cover letter stating this is the task plan to the TOPR;

     (2)  Discussion of technical approach for performing the work;

     (3) Estimated date of commencement of work, and any changes proposed to the schedule of performance;

     (4) Direct labor hours, both straight time and overtime (if authorized), by applicable labor category, and the total direct labor hours, including those in (6) below, estimated to complete the task; direct labor costs, by labor category, and applicable indirect costs;

                                                               DTFH61-96-C-00103
                                                               Page 10 of 24

     (5)  The travel and material costs estimates;

     (6) An estimate for subcontractors and consultants, including the direct labor hours, if applicable.

     (7)  Estimated computer use time and cost required, if applicable.

     (8) Other pertinent information, such as indirect costs, as cited in this section and inter-divisional transfer;

     (9) The total estimated cost and fee, where appropriate, for completion of the task order.

f. Soliciting offers from one or more awards under this contract shall satisfy the primary "competing independently" requirements of 48 CFR, as implemented under Federal Acquisition Regulation (FAR) 15.804-3(b)(3). At Government discretion, orders may be issued based upon the Contractor's technical expertise and performance on prior orders under this contract. This evaluation and selection may be accomplished without soliciting TOPRs.

g. Ordering procedures need not comply with the competition requirements of 48 Code of Federal Regulations (CFR) part 6. The Contracting Officer need not request written proposals or conduct discussions with multiple Contractors before issuing orders unless the Contracting Officer determines such actions necessary. However, competition would be the preferred method of task award, with allowance for single source and rotational awards as approved by the Contracting Officer.

h. Secondary competition for task orders among awardess may be waived at the discretion of the Contracting Officer when:

     (1) The agency need for such services or supplies is the best interest of the Government. This determination will be at the sole discretion of the agency;

     (2) Only one such Contractor is capable of providing such services or supplies required at the level of quality required because the services or supplies ordered are unique or highly specialized;

     (3) The order should be issued on a sole-source basis in the interest of economy efficiency as a logical follow-on to an order already under the contract; or

     (4)  It is necessary to place an order to satisfy a minimum guarantee.

i. The Contracting Officer will provide each awardee a fair opportunity to be considered for each Task Order where appropriate. The Contracting Officer has broad discretion and may consider factors such as past performance, quality of deliverables, cost control, price, cost, or other factors that the Contracting Officer, in the exercise of sound business judgement, believes are relevant to the placement of orders.

                                                               DTFH61-96-C-00103
                                                               Page 11 of 24

j. The Contractor who is best able to meet the needs of the Government will be selected in accordance with the stated evaluation criteria. The Contracting Officer shall approve in writing the Contractor's proposal (work plan) and any plan revisions either (1) as being in accordance with the task order or
     (2) with identified variations constituting a modification to the task order. All approvals shall be prior to commencement of work, unless other authorized by the contracting Officer.

k. Written complaints may be submitted to the Contracting Officer. The Contracting Officer shall review complaints from the Contractors and ensure that all Contractors are afforded a fair opportunity to be considered, consistent with the procedures in the contract.

1. No protest under 48 CFR (FAR) part 33 is authorized in connection with the issuance of an order under this contract.

m. The Contracting Officer may modify task orders in the same manner as they are issued.

n. In the event that there is a conflict between the requirements of the task order and the Contractor's work plan, the task order shall prevail.

0. If the Contractor either at the time of receipt of a task order or at any time during work assignment performance has reason to believe that the cost or number of labor hours will exceed the estimates set forth in the task order, the Contractor shall immediately notify the Contracting Officer in writing and suggest a revised estimate for completion of the work required thereunder. The Contracting Officer will make the final determination of the approved cost and number of direct productive labor hours for each work assignment.

p. The Contractor shall not exceed the estimated level of effort and cost specified in each task order without written authorization of the Contracting Officer.

BI-MONTHLY PROGRESS REPORT

The Contractor shall furnish one copy of a bi-monthly letter-type progress report to the Contracting Officer and 5 to the Contracting Officer's Technical Representative (COTR) on or before the 15th of the month following the calendar month being reported. Each report shall contain concise statements covering the activities relevant to the tasks, including:

     1.   A clear and complete account of the work performed on each task.
     2. An outline of the work to be accomplished during the next report period.
     3. A bar chart showing the work completed by task versus the Schedule of Work of the contract. (See Attachment lb.)
     4. A description of any problem encountered or anticipated that will affect the completion of the contract within the time and fiscal constraints as set forth in the contract, together with recommended solutions to such problems; or, a statement that no problems were encountered.
     5. A tabulation of the planned, actual and cumulative person-hours expended by the personnel identified in the Professional Staffing of the contract.

                                                               DTFH61-96-C-00103
                                                               Page 12 of 24

     6. A chart showing current and cumulative expenditures by tasks versus planned expenditures. (See Attachment 1c.)
     7. Current and cumulative hours and costs expended for ADP services (programming, computer time, etc.) or a statement that there were none.
                  (See Attachment la for items 1, 2, 4, 5, and 7.)

FUNDS AVAILABLE

a.   Currently, funds in the amount of $262,500 are obligated to this contract.

b. The balance of funding under this contract ($8,801,323) will be obligated subject to availability of funds and formal modification to this contract by the Contracting Officer.

C. The clause entitled "LIMITATION OF FUNDS" applies to this contract. Any notification required on the part of the Contract shall be made in writing to the Contracting Officer. In the event that the contract is not funded beyond the estimated cost set forth in the schedule, the Contractor shall deliver to the Contracting Officer the data collected and the material produced or in process or acquired in connection with the performance of the project provided herein together with a summary report in five copies of its progress and accomplishments to date.

PAYMENT

a. The Contractor may be reimbursed for direct and indirect costs incurred in the performance hereof as are allowable under the provisions of Subpart
     31.2 of the Federal Acquisition Regulation in the not-to-exceed amount of $8,445,106 subject to the Limitation of Funds Clause.

b. The Government shall pay the Contractor for performing this contract the fixed fee specified in the task orders. Payment of the fixed fee shall be made as specified in the task orders providing that after payment of 85% of the fixed fee, the Contracting Officer may withhold further payment of the fee until completion of tasks and the Contracting Officer's satisfaction.

C. Each monthly interim payment request shall be supported by a statement of costs incurred by the Contractor in the performance of this contract and claimed to constitute allowable costs. In accordance with the clause 52.232-25, "Prompt Payment," these payments shall be made by the 30th day after receipt of proper request by the designated billing office. Any payments hereunder will be made upon determination by the Contracting Officer that the requirements of the contract are being met.

d. Final invoice payment shall be made upon the Contracting Officer's determination that all requirements of the contract have been completed. The payment due date for final invoice shall be established in compliance with the clause 52.232-25.

e. Each monthly interim payment request and the final invoice shall be submitted in accordance with the format contained in the attached "The FHWA Billing Instructions for

                                                               DTFH61-96-C-00103
                                                               Page 13 of 24


     Cost-Reimbursement Contracts" to be considered proper for payment. Prior approval of the Contracting Officer is required if the Contractor wishes to use a different format.

INDIRECT COSTS

Pending the establishment of final indirect cost rates which shall be negotiated based on audit of actual costs as provided in Subpart 42.7 of the Federal Acquisition Regulation, the Contractor shall be reimbursed for allowable indirect costs hereunder at the billing rates as seen in Attachment No. 6. This INDIRECT COST provision does not operate to waive the LIMITATION OF FUNDS Clause. The Contractor's audited final indirect costs are allowable only insofar as they do not cause the contractor to exceed the total estimated costs for performance of the contract listed on page 2 (SECTION B) and under the PAYMENT provision above.

TRAVEL AND PER DIEM

Travel and Per Diem authorized under this contract shall be reimbursed in accordance with the Government Travel Regulations currently in effect.

Travel requirements under this contract shall be met using the most economical form of transportation available. If economy class transportation is not available, the request for payment voucher must be submitted with justification for use of higher class travel indicating dates, times, and flight numbers. All travel shall be scheduled sufficiently in advance to take advantage of offered discount rates, unless authorized by the Contracting Officer.

CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR)

The Contracting Officer has designated Mr. Lee Simmons as the Contracting Officer's Technical Representative (COTR) to assist in monitoring the work under this contract. The COTR is responsible for the technical administration of the contract and technical liaison with the Contractor. The COTR IS NOT authorized to change the scope of work or specifications as stated in the contract, to make any commitments or otherwise obligate the Government or authorize any changes which affect the contract price, delivery schedule, period of performance or other terms or conditions.

The Contracting Officer is the only individual who can legally commit or obligate the Government for the expenditure of public funds. The technical administration of this contract shall not be construed to authorize the revision of the terms and conditions of this contract. Any such revision shall be authorized in writing by the Contracting Officer.

SUBCONTRACTS - ADVANCE NOTIFICATION AND CONSENT

Under this contract, the requirements of FAR 44.2, CONSENT TO SUBCONTRACTS,
have been fulfilled for the following subcontracts:    None

Any future change or revision to the Statement of Work or other applicable aspects of this contract shall include the subcontract(s) only to the extent that performance of the subcontract(s) is directly affected by the change or revision.

                                                        DTFH61-96-C-00103
                                                        Page 14 of 24

KEY PERSONNEL

The Contractor has designated Mr. Clifford Heise as the key personnel under this contract. In the event that any key personnel become unavailable to continue in the performance of this contract, the appointment of a replacement shall be subject to prior approval of the contracting Officer.

PROFESSIONAL STAFFING

The Contractor agrees to assign the following professional staffing to this contract work. In the event the Contractor finds it necessary to replace any of the assigned personnel during the performance of the contract, the Contracting Officer shall be notified.

     Program Manager                         Mr. Clifford Heise
     Principal Investigator                  Dr. Jim Larson
     Systems Engineer                        Mr. Ron Ice
     Traffic/Transportation Engineer         Mr. Jim Barbaresso
     Communications Engineer                 Mr. Gary Belda
     Software Engineer                       Ms. Sara J. Gilbertson
     Administration Support                  Mr. Dan Gilliam

            SECTION H - SPECIAL CONTRACT REQUIREMENTS
            -----------------------------------------

1252.209-70    DISCLOSURE OF CONFLICTS OF INTEREST (OCT 1994)

It is the Department of Transportation's (DOT) policy to award contracts to only those offerors whose objectivity is not impaired because of any related past, present, or planned interest, financial or otherwise, in organizations regulated by DOT or in organizations whose interests may be substantially affected by Department activities. Based on this policy:

(a) The offeror shall provide a statement in its proposal which describes in a concise manner all past, present or planned organizational, financial, contractual or other interest(s) with an organization regulated by DOT, or with an organization whose interest(s) described shall include those of the proposer, its affiliates, proposed consultants, proposed subcontractors and key personnel of any of the above. Past interest shall be limited to within one year of the date of the offeror's technical proposal. Key personnel shall include any person owning more than 20% interest in the offeror, and the offeror's corporate officers, its senior managers and any employee who is responsible for making a decision or taking an action on this contract where the decision or actions can have an economic or other impact on the interests of a regulated or affected organization.

(b) The offeror shall describe in detail why it believes in light of the interest(s) identified in (a) above, that performance of the proposed contract can be accomplished in an impartial and objective manner.

(c) In the absence of any relevant interest identified in (a) above, the offeror shall submit in its proposal a statement certifying that to its best knowledge and belief no affiliation exists

                                                               DTFH61-96-C-00103
                                                               Page 15 of 24

     relevant to possible conflicts of interest. The offeror must obtain the same information from potential subcontractors prior to award of a subcontract.

(d) The Contracting Officer will review the statement submitted and may require additional relevant information from the offeror. All such information, and any other relevant information known to DOT, will be used to determine whether an award to the offeror may create a conflict of interest. If any such conflict of interest is found to exist, the Contracting Officer may
     (1) disqualify the offeror, or (2) determine that it is otherwise in the best interest of the United States to contract with the offeror and include appropriate provisions to mitigate or avoid such conflict in the contract awarded.

(e) The refusal to provide the disclosure or representation, or any additional information required, may result in disqualification of the offeror for award. If nondisclosure or misrepresentation is discovered after award, the resulting contract may be terminated. If after award the Contractor discovers a conflict of interest with respect to the contract awarded as a result of this solicitation, which could not reasonably have been known prior to award, an immediate and full disclosure shall be made in writing to the Contracting Officer. The disclosure shall include a full description of the conflict, a description of the action the Contractor has taken, or proposes to take, to avoid or mitigate such conflict. The Contracting Officer may, however, terminate the contract for convenience if he or she deems that termination is in the best interest of the Government.

UNAUTHORIZED DISCLOSURE OF PROPRIETY INFORMATION

To the extent that the work under this contract requires access to proprietary, business confidential, or financial data of other companies, and as long as such data remains proprietary or confidential, the Contractor shall protect such data from unauthorized use and disclosure and agrees not to use it to compete against such companies. To this end, the Contractor, and all employees substantially affiliated with this contract shall comply with this provision, and the Conflict of Interest and Non-Disclosure Agreements contained as attachments to this contract.

LIMITATION ON FUTURE CONTRACTING

1. It is agreed by the parties of this contract that the Contractor will be restricted in its future contracting with FHWA to the manner described below.

2. If the Contractor, under the terms of this contract,is required to develop specifications or statements of work, or materials leading directly, predictable or without delay to a statement of work to be used in the competitive procurement of a system or services, the Contractor shall be ineligible to perform the work described within that solicitation as a prime contractor, subcontractor, consultant, or in any capacity to any supplier under an ensuing FHWA contract. Such restrictions shall remain in effect for three years following the issue date of the initial solicitation.

                                                               DTFH61-96-C-00103
                                                               Page 16 of 24

                                   PART II

                         SECTION I - CONTRACT CLAUSES
                         ----------------------------

FH.1   PRINTING RESTRICTIONS

All printing funded by this agreement must be done in conformance with Joint Committee on Printing regulations as prescribed in Title 44, United States Code, and Section 308 of Public Law 10 1-163, and all applicable Government Printing Office and Department of Transportation regulations.

52.203-9  REQUIREMENT FOR CERTIFiCATE OF PROCUREMENT INTEGRITY-MODIFICATION (SEP
          1995)

(a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph (c)(2) of this clause is not required for a modification which procures commercial items.

CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOV 1990)

     (1)  I, ___________________________(Name of certifier) am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ____________ (contract and modification number).

     (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief each officer, employee, agent, representative, and consultant of (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

     (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity-Modification (Continuation Sheet), ENTER NONE IF NONE EXISTS)

                                                               DTFH61-96-C-00103
                                                               Page 17 of 24


          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

     ___________________________________________________________________________
     (Signature of the officer or employee responsible for the modification proposal and date)


     ___________________________________________________________________________
     (Typed name of the officer or employee responsible for the modification proposal)

* Subsections 27 (a), (b),and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1,1991..

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.
                            (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been rein.stated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

52.215-42  REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST
           OR PRICING DATA--MODIFICATIONS (OCT 1995)

(a)  Exceptions from cost or pricing data.

     (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.804-2(a)(l) on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require

                                                               DTFH61-96-C-00103
                                                               Page 18 of 24

          additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable--

          (i) Information relative to an exception granted for prior or repetitive acquisitions.

          (ii)   Catalog price information as follows:

                 (A) Attach a copy of or identify the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which this proposal is being made.

                 (B) Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, and re-seller.

                 (C) Additionally, for each catalog item that exceeds [*] (extended value not unit price), provide evidence of substantial sales to the general public. This may include sales order, contract, shipment, invoice, actual recorded sales or other records that are verifiable. In addition, if the basis of the price proposal is sales of essentially the same commercial item by affiliates, other manufacturers or vendors, those sales may be included. The offeror shall explain the basis of each offered price and its relationship to the established catalog price. When substantial general public sales have also been made at prices other than catalog or price list prices, the offeror shall indicate how the proposed price relates to the price of such recent sales in quantities similar to the proposed quantities.

*Insert dollar amount for sampling (see 15.804-1(c)(1)).


          (iii) Market price information. Include the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. The nature of the market should be described. The supply or service being purchased should be the same as or similar to the market price supply or service. Data supporting substantial sales to the general public is also required.

          (iv) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

          (v) Information on modifications of contracts or subcontracts for commercial items.

                                                               DTFH61-96-C-00103
                                                               Page 19 of 24

                 (A) If(l) The original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, catalog or market prices of commercial items, or prices set by law or regulation, and (2) the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.

                 (B) For a commercial item exception, the Contractor may provide information on prices at which the same item or similar items have been sold in the commercial market.

     (2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. Access does not extend to cost or profit information or other data relevant solely to the Contractor's determination of the prices to be offered in the catalog or marketplace.

     (3) By submitting information to qualify for an exception, an offeror is not representing that this is the only exception that may apply.

(b) Requirements for cost or pricing data. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

     (1) The Contractor shall submit cost or pricing data on Standard Form (SF) 1411, Contract Pricing Proposal Cover Sheet (Cost or Pricing Data Required), with supporting attachments prepared in accordance with Table 15-2 of FAR 15.804-6(b)(2).

     (2) As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.804-4.

 52.222-2  PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed zero or the overtime premium is paid for work-

     (1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

                                                               DTFH61-96-C-00103
                                                               Page 20 of 24


     (2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

     (3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

     (4)  That will result in lower overall costs to the Government.


(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall -

     (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

     (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

     (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

     (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

52.252-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

     I.   FEDERAL ACQUISiTION REGULATION (48 CFR CHAPTER 1) CLAUSES

1.   52.202-1   Definitions (OCT 1995)

2.   52.203-3   Gratuities(APR 1984)

3.   52.203-5   Covenant Against Contingent Fees (APR 1984)

4.   52.203-6   Restrictions on Subcontractor Sales to the government (OCT 1995)

5.   52.203-7   Anti-Kickback Procedures (OCT 1988)

6.   52.203-10  Price or Fee Adjustment for Illegal or Improper Activity (SEP
                1999)

                                                               DTFH61-96-C-00103
                                                               Page 21 of 24

7.   52.203-12      Limitation on Payments for Illegal or Improper Activity (SEP
                    1990)

8.   52.204-4       Printing/Copying Double-Sided on Recycled Paper (MAY 1995)

9.   52.209-6       Protecting the Government's Interest When Subcontracting
                    With Contractors Debarred, Suspended, or Proposed for
                    Debarment (JUL 1995)

10.  52.215-2       Audit and Records--Negotiation (OCT 1995)

11.  52.215-22      Price Reduction for Defective Cost or Pricing Data (OCT
                    1995)

12.  52.215-24      Subcontractor Cost or Pricing Data (OCT 1995)

13.  52.215-25      Subcontractor Cost or Pricing Data - Modifications (OCT
                    1995)

14.  52.215-27      Termination of Defined Benefit Pension Plans (SEP 1989)

15.  52.215-33      Order of Precedence (JAN 1986)

16.  52.215-39      Reversion or Adjustment of Plans for Post-Retirement
                    Benefits Other than Pensions (PRB) (FEB 1995)

17.  52.215-40      Notification of Ownership Changes (FEB 1995)

18.  52.216-7       Allowable Cost and Payment (JUL 1991)

19.  52.216-8       Fixed Fee (APR 1984)

20.  52.216-18      Ordering (APR 1984)

21.  52.216-22      Indefinite Quantity (OCT 1995)

22.  52.219-8       Utilization of Small, Small Disadvantaged and Women-Owned
                    Small business Concerns (OCT 1995)

23.  52.222-3       Convict Labor (APR 1984)

24.  52.222-26      Equal Opportunity (APR 1984)

25.  52.222-35      Affirmative Action for Special Disabled and Vietnam Era
                    Veterans (APR 1984)

26.  52.222-36      Affirmative Action for Handicapped Workers (APR 1984)

27.  52.222-37      Employment Reports on Special Disabled Veterans and Veterans
                    of the Vietnam Era (JAN 1988)

                                                               DTFH61-96-C-00103
                                                               Page 22 of 24


28.  52.223-2   Clean Air and Water (APR 1984)

29.  52.223-6   Drug-Free Workplace (JUL 1990)

30.  52.225-3   Buy American Act - Supplies (JAN 1994)

31.  52.225-11  Restrictions on Certain Foreign Purchases (MAY 1992)

32.  52.226-1   Utilization of Indian Organizations and Indian-Owned Economic
                Enterprises (AUG 1991)

33.  52.227-1   Authorization and Consent - Alternate I (APR 1984)

34.  52.227-2   Notice and Assistance Regarding Patent and Copyright
                Infringement (APR 1984)

35.  52.227-14  Rights in Data - General (JUN 1987)

36.  52.227-16  Additional Data Requirements (JUN 1987)

37.  52.228-7   Insurance - Liability to Third Persons (MAR 1996)

38.  52.230-2   Cost Accounting Standards (AUG 1992)

39.  52.230-3   Disclosure and Consistency of Cost Accounting Practices (NOV
                1993)

40.  52.230-5   Administration of Cost Accounting Standards (FEB 1995)

41.  52.232-9   Limitation on Withholding of Payments (APR 1984)

42.  52.232-17  Interest (JAN 1991)

43.  52.232-22  Limitation of Funds (APR 1984)

44.  52.232-23  Assignment of Claims (JAN 1986)

45.  52.232-25  Prompt Payment (MAR 1994)

46.  52.232-28  Electronic Funds Transfer Payment Methods (APR 1989)

47.  52.233-1   Disputes (MAR 1994)

48.  52.233-3   Protest After Award (OCT 1995)--Alternate I (JUN 1985)

49.  52.237-3   Continuity of Services (JAN 1991)

50.  52.242-1   Notice of Intent to Disallow Costs (APR 1984)

                                                               DTFH61-96-C-00103
                                                               Page 23 of 24

51.  52.242-3       Penalties for Unallowable Costs (OCT 1995)

52.  52.242-4       Certification of Indirect Costs (OCT 1995)

53.  52.242-13      Bankruptcy (JUL 1995)

54.  52.243-2       Changes - Cost-Reimbursement (AUG 1987)--Alternate II
                    (APR 1984)

55.  52.244-2       Subcontractor (Cost-Reimbursement and Letter Contracts)
                    (FEB 1995)

56.  52.244-5       Competition in Subcontracting (JAN 1996)

57.  52.249-6       Termination (Cost-Reimbursement)(MAY 1986)

58.  52.249-14      Excusable Delays (APR 1984)

59.  52.253-1       Computer Generated Forms (JAN 1991)

     II.       DEPARTMENT OF TRANSPORTATION ACQUISITION REGULATIONS (48 CHAPTER
               12) CLAUSES

1.   1252.215-70    Key Personnel and/or Facilities (OCT 1994)

2.   1252.242-71    Contractor Testimony (OCT 1994)

3.   1252.242-72    Dissemination of Contract Information (OCT 1994)

52.252-4       ALTERATIONS IN CONTRACT (APR 1984)

Portions of this contract are altered as follows:

     None

                                                               DTFH61-96-C-00103
                                                               Page 24 of 24



                                   PART III

                        SECTION J - LIST OF ATTACHMENTS
                        -------------------------------

1.   Sample Formats for Progress Reports
     a.   Bi-Monthly Progress Report - 1 page
     b.   Progress by Task - 1 page
     c.   Fiscal Summary by Task - 1 page

2.   Billing Instructions - Cost Reimbursement Contracts - 8 pages

3. FHWA ADP Information and Requirements and Documentation Guidelines for Microcomputer Applications Information Systems - 9 pages

4.   Subcontracting Plan - 12 pages

5.   Provisional Staffing Rates - 1 page

6.   Indirect Provisional Billing Rates - 2 page

7.   Conflict of Interest - 8 pages

8.   Nondisclosure Agreement - 1 page

                                                               DTFH61-96-C-00103
                                                                 Attachment la

                                    Format
                                      for
                          Bi-Monthly Progress Reports

A.1/ Accomplishments/Significant Findings by Task this Month:
  -                                       -------

B.   Work Planned for Next Month by Task:

C.2/ Effort Expended by Key Personnel:
  -                     ---

                                                  Effort (Percent of Time)
                                        ---------------------------------------------
                                        Contract Time  Cumulative  This    Cumulative
                         Employee Name    Allocated    Last Month  Month   This Month
                         -------------  -------------  ----------  -----   ----------
     Principal Invest.:

     Other Key People:

D.2/ ADP Usage:
  -

                                                       Usage
                         ---------------------------------------------------------------------
                         Cost       Cumulative Cost    Time Used         Cost       Cum. Cost
          Item           Allocated     Last Month      This Month     This Month    This Month
          ----           ---------  ---------------    ----------     ----------    ----------
     Labor:

     Equipment:

E.3/ Research Costs:
  -

F.   Identification of Problems/Recommended Solutions:


1/   Evidence of Work Accomplished Must be Attached for Fixed Cost Contracts
-

2/   Not Required for Fixed Cost Contracts
-

3/   Only Narrative of Fiscal Data Required for Fixed Cost Contracts

Contract Title:                        EXAMPLE
                                    Progress by Task

Contract Number:                                                                                Reporting Date _____________________

------------------------------------------------------------------------------------------------------------------------------------
       Task                        1980                            1981                                      1982
                            --------------------------------------------------------------------------------------------------------
                            SEPT OCT NOV DEC  JAN FEB MAR APR MAY JUN JUL AUG SEPT OCT NOV DEC  JAN FEB MAR APR MAY JUN JUL AUG
------------------------------------------------------------------------------------------------------------------------------------
A. State of Art Survey

      Planned %               20  50  85 100
                              ==============
      Actual %                18  40  62  76   85  95  95  99 ----------> 100

B. Prototype Design

      Planned %                       25  50   75 100
                                      ===============
      Actual %                        25  50   70  85  95 100

C. Prototype Construction

      Planned %                                    10  20  30  40  55  70  80   90 100
                                                   ===================================
      Actual %                                     10  15  20  27  34  40  60   70  80

D. Lab and Field Testing

      Planned %                                                        10  20   25  35  40  50   65  85 100
                                                                       ====================================
      Actual %                                                         10  15   25  30

E. Validation

      Planned %                                                                                              10  40  80  95 100
                                                                                                             ==================
      Actual %

f. Concept Demonstration

      Planned %                                                                                 100
                                                                                                ===
      Actual %
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL

      Planned %               3   8   17  23   26  34  38  42  46  52  60  66   72  78  80  82   85  89  92  93  95  98  99 100
                           ---------------------------------------------------------------------------------------------------------
      Actual %                3   6   14  19   24  31  3?  ?8  41  44  48  63   65  68
------------------------------------------------------------------------------------------------------------------------------------

                                                               DTFH61-96-C-00103
                                                                   Attachment 1c

     Contract Title:                                             Reporting Date:

     Contract Number:

                                             FISCAL SUMMARY BY TASK

                                                                                           Cumulative
                                                                                          Percent Work
                              -------------------------------------------------------
                                             Cumulative          This      Cumulative      Completed
     Task      Title          Budgeted       Last Month          Month      To Date         To Date
     ----      -----          --------       ----------          -----     ----------     ------------

                                                                   FEBRUARY 1991

                         DEPARTMENT OF TRANSPORTATION
                        FEDERAL HIGHWAY ADMINISTRATION
                      OFFICE OF CONTRACTS AND PROCUREMENT

                             Billing Instructions

                         Cost Reimbursement Contracts

1.   Introduction:
     ------------

Reimbursement procedures related to negotiated cost type contracts involve the preparation and submission by Contractors of properly prepared vouchers to the Government. These instructions are provided for the use of Contractors in the preparation and submission of vouchers requesting reimbursement for work performed under the contract. The submission of vouchers as suggested herein will keep correspondence and other causes for delay to a minimum and will thus assure prompt payment to the Contractor.

2.   Forms to be Used:
     ----------------

In requesting reimbursement, Contractors are urged to use the regular Government voucher forms, Public Voucher for Purchases and Services Other than Personal SF-1034, and Continuation Sheet, SF-4035, or the Contractor's own forms. If
                                                                         --
Contractor's forms are used, billing shall be arranged as shown in the attached
-------------------------------------------------------------------------------
Exhibits A and B, Public Voucher Forms.
-----------------

3.   Preparation:
     -----------

Each billing shall be prepared in an original and five carbon copies, arranged in two parts as follows and submitted at intervals as specified by the terms of the contract:

Part I - Summary of all Costs: (See Exhibit A attached)
-------------------------------------------------------

This portion consists of a listing of cost elements, by general categories, i.e., direct labor, overhead, etc., showing the amounts, incurred during the period covered by the billing. The reimbursement costs incurred, and the dates of the period for which billing is made, must fall within the period as set forth in the contract.

The Contractor shall include the following signed certification for support service contracts:

     "I certify that the hours and/or materials identified are allocable to the job being billed and that the costs are justified as attributable solely to the performance of this Government contract."

The Contractor shall include the following signed certification for all other cost reimbursement contracts other than support services:

     "I certify that all payments requested have been incurred, are allocable to this contract and have not been billed previously."


Part II - Details of Direct and Indirect Costs:
----------------------------------------------
             (See Exhibit attached)
             ----------------------

This part consists of a detailed statement of direct and indirect costs and supports each category of costs shown in Part I. The Contractor shall include a breakdown for the current billing period and cumulative totals since contract execution. Exhibits A and B illustrate a typical voucher for submission after the first month of contractor performance. Exhibits C and D are examples of a voucher for submission after 6 months of contractor performance. This detailed information to be continued in Part II is to assist the Contracting Officer and program office personnel in verifying vouchers vis-a-vis contract performance. The categories of costs will be itemized and described as follows:

     a. Direct Labor
        ------------

     Direct labor costs consist of salaries and wages paid for scientific, technical and other work performed directly pursuant to the terms of the contract labor costs and shall be billed as follow:

     List employees whose salaries or wages, or portions thereof, were charged to the contract; show the name, title, rate, days (or hours) worked and amount for each individual. Indicate if the labor rates include fringe benefits. If it is the Contractor's established practice to treat fringe benefits as a direct cost at a percentage of total labor cost, show the rate and amount as a separate item. If it is the Contractor's established practice to treat fringe benefits as an indirect cost, such costs shall be billed separately as an indirect cost item.

     The cost of direct labor charged directly to the contract shall be supported by time records maintained in the Contractor's office.

     (NOTE: Fringe benefits, bonuses, etc., are usually treated as indirect
     -----
     costs for inclusion in the overhead pool; however, they may be treated as direct labor costs or as "Other Direct Costs" if this treatment is in accordance with generally accepted accounting standards).

     Premium pay is the difference between the rates normally paid on a straight time basis, and amounts paid for overtime or shift work. Such pay is not included in the direct labor and shall not be included in the billing for "direct labor" unless the Contractor has permission to utilize premium rates.

     Unless provided for in the contract, Premium pay must be authorized by the Contracting Officer in advance. Billings for unauthorized premium pay cause delays in payment due to suspensions and exchange of correspondence. Citations to authorizations for premium pay will avoid delays in payment.

     Authorization premium may be shown in Part I as a single item; in Part II it must be separately itemized for each position or job category showing the amount and a citation of the Contracting Officer's letter of authorization.

     If there is an annual escalation clause for direct labor in the contract, these rates shall not be exceeded in the billings.

     b.  Materials and Supplies:
         ----------------------

     Only those items which the Contractor normally treats as "direct costs" shall be claimed under this heading. Only major classifications of material (e.g. film, rentals, office supplies, which exceed $25.00 in any class) should be billed separately under appropriate classification. Items costing less than $25.00 must be listed by category of materials or supplies. Show the description and dollar amount of individual classifications. All such charges must be supported by the Contractor's records.

     Other Direct Costs:
     ------------------

     NOTE:  Other direct costs represent expenses related directly to the
     ----                                                 --------
     contract, provided such expenses are consistently treated as direct costs rather than indirect costs.

     c.  Travel:
         ------

     When authorized in the contract as a direct cost, travel costs directly related to specific contract performance may be billed as a direct cost. Travel cost detail in Part II shall include:

     1.  Name of traveler and official title.

     2.  Purpose of trip.

     3.  Dates of departure and return to starting point (station or airport).

     4. Transportation costs, identified as to rail, air, private automobile (including mileage and rate) and taxi.

     5. If claim for subsistence is on per diem basis show the number of days, rate and amount, as authorized in contract. If claim is based on actual costs of subsistence show on a daily basis the amounts claimed for lodging and meals separately.

     For purposes of computing per diem charges in lieu of actual subsistence charges, and unless otherwise provided in the contract, a day is divided into four quarters which begin at 12:00 midnight, 6:00 a.m., 12 noon and 6:00 p.m. for example, at an authorized per diem rate $22.00 per day, a traveler who departed at 8:00 a.m., on January 9 and returned at 5:30 p.m., on January 10 would be entitled to $33.00.

     If travel is made at other than economy fares, a statement shall be included indicating the reason for the deviation. Also, a copy of the air or rail ticket shall be included.

     d.  Consultant Fees:
         ---------------

     Part II of the voucher shall include the consultant's name, rate, number of days or parts of days and the total amount of charges.

     e.  Equipment:
         ---------

     Nonexpendable equipment must be identified under Part II of voucher showing name of article, make, model, number of units, unit cost, and total cost.


     f.  Indirect Costs:
         --------------

     Pending the establishment of final negotiated indirect rates for the Contractor's fiscal year or period of contract, whichever is applicable, indirect costs i.e., overhead fringe benefits and general and
     -------------------------------------------------------------
     administrative expense must be billed at rates set forth in the contract.
     ------------------------------------------------------------------------
     Rates can be changed during performance of the contract only by contract
     ------------------------------------------------------------------------
     modification. When the rates are changed the Contractor shall show revised
     ------------
     rates on succeeding vouchers.

     g.  Fixed-Fee:
         ---------

     Fixed-fee, is to be billed in accordance with the terms of the contract.

     h.  Cost of Money:
         -------------

     If applicable, cost of money shall be billed at rates set forth in the contract.

     i.  Withholding:
         ------------

     Indicate the amount of cost/fee to be deducted from the cost subtotal, along with the percentage of withholding, as set forth in the contract.

                                                                                                                     PAGE 5
                                        SAMPLE                                  (PART 1)                            EXHIBIT A
------------------------------------------------------------------------------------------------------------------------------------
Standard Form 1034                               PUBLIC VOUCHER FOR PURCHASES AND                             VOUCHER NO.
Received January 1998                             SERVICES OTHER THAN PERSONAL
Department of the Treasury
????????? 2000                                                                                                     1
------------------------------------------------------------------------------------------------------------------------------------
U.S. DEPARTMENT, BUREAU, OR ESTABLISHMENT AND LOCATION      DATE VOUCHER PREPARED                             SCHEDULE NO.

  U.S. Department of Transportation                           March 15, 1991
  Federal Highway Administration                            ------------------------------------------------------------------------
  Office of Acquisition Management                          CONTRACT NUMBER AND DATE                          PAID BY
  Washington, D.C. 20590                                      DTFH61-91-C-
                                                            --------------------------------------------------
                                                            REQUISITION NUMBER AND DATE

--------------------------------------------------------------------------------------------------------------
          .                                                                                    .
 PAYEE'S   H. I. Way Engineers, Inc.
  NAME      101 Main Street, NW.                                                                              ----------------------
   AND      Washington, D.C. 20030                                                                            DATE INVOICE RECEIVED
 ADDRESS
                                                                                                              ----------------------
                                                                                                              DISCOUNT TERMS

                                                                                                              ----------------------
          .                                                                                    .              PAYEE'S ACCOUNT NUMBER

------------------------------------------------------------------------------------------------------------------------------------
SHIPPED FROM                                      TO                                       WEIGHT             GOVERNMENT S/L NUMBER

------------------------------------------------------------------------------------------------------------------------------------
  NUMBER     DATE OF                        ARTICLES OR SERVICES                         QUAN-   UNIT PRICE        AMOUNT
 AND DATE    DELIVERY    (Enter description, item number of contracts or Federal supply         ------------------------------------
 OF ORDER   OR SERVICE         schedules, and other information deemed necessary)         TITY   COST      PER                /(1)/
------------------------------------------------------------------------------------------------------------------------------------
            Feb. 1,      Direct Labor                                                                              3,487.00
             1991        Materials and Supplies                                                                      200.00
             thru        Travel                                                                                      750.00
            Feb. 28,     Consultant Fees                                                                             500.00
             1991        Equipment                                                                                   450.00
                         Indirect Costs                                                                            5,392.00
                         (Less 5% Withholding)                                                                      (539.00)
                                                                                                                   --------
     "I certify that all payments requested have been incurred, are allocable to this contract and have not been billed previously."
                                                                                          ------------------------
                                                                                          Jane Doe, Vice President
------------------------------------------------------------------------------------------------------------------------------------
(Use continuation sheet(s) if necessary)     (Payee must NOT use the space below)                        Total    10,240.00
------------------------------------------------------------------------------------------------------------------------------------
PAYMENT:            APPROVED FOR                            EXCHANGE RATE                      DIFFERENCES--------------------------
[_] PROVISIONAL               =$                                                =$1.00
                    ----------------------------------------------------------------------------------------------------------------
[_] COMPLETE        BY:
                                                                                      ----------------------------------------------
[_] PARTIAL
                                                                                      ----------------------------------------------
[_] FINAL                                                                              Amount verified, correct for
                    ----------------------------------------------------------------------------------------------------------------
[_] PROGRESS        TITLE                                                             (Signature or initials)

[_] ADVANCE
------------------------------------------------------------------------------------------------------------------------------------
Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.

  -----------------  -----------------------------------------------------------  ------------------------------------------------
      (Date)                      (Authorized Certifying Officer)/2/                                      (Title)
------------------------------------------------------------------------------------------------------------------------------------
                                                     ACCOUNTING CLASSIFICATION
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 PAID BY  CHECK NUMBER               ON ACCOUNT OF U.S. TREASURY     CHECK NUMBER                      ON (Name of bank)
---------
------------------------------------------------------------------------------------------------------------------------------------
          CASH                       DATE                            PAYEE/3/
------------------------------------------------------------------------------------------------------------------------------------
/1/ When stated in foreign currency, insert name of currency.                                    PER
/2/ If the ability to certify and authority to approve are combined in one person, one signature only is necessary: otherwise the approving officer will sign in the space provided, over his official title.
/3/ When a voucher is receipted in the name of a company or corporation, the name of the       -------------------------------------
    person writing the company or corporate name, as well as the capacity in which he            TITLE
    signs, must appear. For example: "John Doe Company, per John Smith, Secretary", or
    "Treasurer", as the case may be.

------------------------------------------------------------------------------------------------------------------------------------
previous edition usable                                *U.S. GPO. 1987-181-247/60006                           NSN 75-40-00-634-4204


--------------------------------------------------------------------------------
                             PRIVACY ACT STATEMENT
The information requested on this form is required under the provisions of 31 U.S.C. 82b and 82c, for the purpose of disbursing Federal money. The information requested is

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Voucher No.
                                                                                                1
                                                                                  -------------------------------------------
Standard Form 1035                    PUBLIC VOUCHER FOR PURCHASES AND            SCHEDULE NO.
  September 1973                       SERVICES OTHER THAN PERSONAL
4 Treasury FRM 3000                                                               -------------------------------------------
   1035-110                                                                       STREET NO.

                                        CONTINUATION SHEET
-----------------------------------------------------------------------------------------------------------------------------
U.S. DEPARTMENT, BUREAU, OR ESTABLISHMENT
-----------------------------------------------------------------------------------------------------------------------------
 NUMBER         DATE OF                    ARTICLE OR SERVICES                               UNIT PRICE        AMOUNT
AND DATE        DELIVERY      (Enter description, item number of contract or              -----------------------------------
OF ORDER       OR SERVICE           Federal supply schedule, and other        QUANTITY     COST      PER
                                      information deemed necessary)
-----------------------------------------------------------------------------------------------------------------------------
                                DIRECT LABOR                                                                 CURRENT   CUMUL.
                                --------------                                                               -------   -----
                                T. C. Brown                                    60 hrs.     25.00     hr.      1,500    1,500
                                Project Director

                                A. E. Smith                                    73 hrs.     19.00     hr.      1,387    1,387
                                Research Analyst

                                F. C. Jones                                    50 hrs.     12.00     hr.        600      600
                                                                                                             ------   ------
                                Research Assistant

                                Total Direct Labor                                                            3,487    3,487
                                ------------------

                                MATERIAL and SUPPLIES
                                ---------------------
                                Rental: Automobile                              1         200.00     mo.        200      200
                                ------

                                TRAVEL
                                ------
                                A. E. Smith; Research Analyst;                                                  730      730
                                Purpose of Trip: Field Test &
                                Data Collection; 2/21-22/91;
                                Wash., D.C. to Atlanta & return.

                                CONSULTANT FEES
                                ---------------
                                R. S. Anderson, 2/14-15/91                      2 da.     250.00     da.        500      500

                                EQUIPMENT
                                ---------
                                Steel Tray #04; Serial #1678;                   1         450.00     unit       450      450
                                                                                                             ------   ------
                                Re: Contracting Officer letter
                                of 2/4/91.

                                Total Direct Costs                                                            5,387    5,387
                                ------------------

                                INDIRECT COSTS
                                --------------
                                Overhead
                                95% of Total Direct Labor                                                     3,313    3,313

                                Fringe Benefits
                                21% of Total Direct Labor                                                       732      732

                                General & Administrative Expense
                                25% of Total Direct Costs                                                     1,347    1,347
                                                                                                             ------   ------

                                Total Indirect Costs                                                          5,392    5,392
                                --------------------                                                         ------   ------

                                Subtotal                                                                     10,779   10,779
                                --------

                                (LESS 5% WITHHOLDING)
                                                                                                               (539)    (539)
                                                                                                             ------   ------
                                Total                                                                        10,240   10,240
                                -----
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PAGE 7

                                   SAMPLE                   (PART 1)                      EXHIBIT C
------------------------------------------------------------------------------------------------------------------------------------
Standard Form 1034                PUBLIC VOUCHER FOR PURCHASES AND                                            VOUCHER NO.
Received January 1998               SERVICES OTHER THAN PERSONAL
Document of the Treasury
????????? 2000                                                                                                     6
------------------------------------------------------------------------------------------------------------------------------------
U.S. DEPARTMENT, BUREAU, OR ESTABLISHMENT AND LOCATION      DATE VOUCHER PREPARED                             SCHEDULE NO.

  U.S. Department of Transportation                           August 15, 1991
                                                            ------------------------------------------------------------------------
  Federal Highway Administration                            CONTRACT NUMBER AND DATE                          PAID BY
  Office of Contracts & Procurement                           DTFH61-91-C-
                                                            --------------------------------------------------
  Washington, D.C. 20590                                    REQUISITION NUMBER AND DATE

--------------------------------------------------------------------------------------------------------------

          .                                                                                    .
 PAYEE'S   H. I. Way Engineers, Inc.
                                                                                                              ----------------------
  NAME      101 Main Street, N.W.                                                                             DATE INVOICE RECEIVED
   AND      Washington, D.C. 20030
                                                                                                              ----------------------
 ADDRESS                                                                                                      DISCOUNT TERMS

                                                                                                              ----------------------
          .                                                                                    .              PAYEE'S ACCOUNT NUMBER

------------------------------------------------------------------------------------------------------------------------------------
SHIPPED FROM                                      TO                                                WEIGHT    GOVERNMENT S/L NUMBER

------------------------------------------------------------------------------------------------------------------------------------
  NUMBER     DATE OF                        ARTICLES OR SERVICES                         QUAN-   UNIT PRICE        AMOUNT
 AND DATE    DELIVERY    (Enter description, item number of contracts or Federal supply         ------------------------------------
 OF ORDER   OR SERVICE         schedules, and other information deemed necessary)         TITY   COST      PER                /(1)/
------------------------------------------------------------------------------------------------------------------------------------
            July 1,      Direct Labor                                                                              2,963.00
            1991         Materials and Supplies                                                                      200.00
            thru         Travel                                                                                      950.00
            July 31,     Consultant Fees                                                                             250.00
             1991        Equipment                                                                                   500.00
                         Indirect Costs                                                                            4,622.00
                         (Less 5% Withholding)                                                                      (474.00)
                                                                                                                   --------
     "I certify that all payments requested have been
      incurred, are allocable to this contract and have
                                                                                          -----------------------
      not been billed previously)."                                                       Jane Doe Vice President
------------------------------------------------------------------------------------------------------------------------------------
(Use continuation sheet(s) if necessary)     (Payee must NOT use the space below)                        TOTAL     9,011.00
------------------------------------------------------------------------------------------------------------------------------------
PAYMENT:            APPROVED FOR                            EXCHANGE RATE                      DIFFERENCES__________________________
[_] PROVISIONAL               =$                                                =$1.00
                    ----------------------------------------------------------------------------------------------------------------
[_] COMPLETE        BY:
                                                                                      ----------------------------------------------
[_] PARTIAL
                                                                                      ----------------------------------------------
[_] FINAL                                                                              Amount verified: correct for
                    ----------------------------------------------------------------------------------------------------------------
[_] PROGRESS        TITLE                                                             (Signature or initials)

[_] ADVANCE
------------------------------------------------------------------------------------------------------------------------------------
Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.

  -----------------  -----------------------------------------------------------  ------------------------------------------------
      (Date)                      (Authorized Certifying Officer):/2/                                   (Title)
------------------------------------------------------------------------------------------------------------------------------------
                                                     ACCOUNTING CLASSIFICATION
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 PAID BY  CHECK NUMBER               ON ACCOUNT OF U.S. TREASURY  CHECK NUMBER                      ON (Name of bank)
---------
------------------------------------------------------------------------------------------------------------------------------------
          CASH                       DATE                         PAYEE:/3/
------------------------------------------------------------------------------------------------------------------------------------
/1/ When stated in foreign currency, insert name of currency.                                  PER
/2/ If the ability to certify and authority to approve are combined in one person, one signature only is necessary: Otherwise the approving officer will sign in the space
    provided, over his official title.                                                         -------------------------------------
/3/ When a voucher is receipted in the name of a company or corporation, the name of the       TITLE
    person writing the company or corporate name, as well as the capacity in which he signs, must appear. For example: "John Doe Company, per John Smith, Secretary", or
    "Treasurer", as the case may be.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRIVACY ACT STATEMENT

                                                                                                                Page 8
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                VOUCHER NO.
Standard Form 1035                                                                                             -----------------
  September 1973                                 PUBLIC VOUCHER FOR PURCHASES AND                               SCHEDULE NO.
 4 Treasury FRM 3000                               SERVICES OTHER THAN PERSONAL                                -----------------
     1035-110                                                                                                   STREET NO.
                                                       CONTINUATION SHEET
--------------------------------------------------------------------------------------------------------------------------------
U.S. DEPARTMENT, BUREAU, OR ESTABLISHMENT
--------------------------------------------------------------------------------------------------------------------------------
  NUMBER      DATE OF                           ARTICLES OR SERVICES                                  UNIT PRICE     AMOUNT
 AND DATE     DELIVERY      (Enter description, item number of contract or Federal supply   QUAN-   ----------------------------
 OF ORDER    OR SERVICE           schedule, and other information deemed necessary)          TITY     COST  PER
--------------------------------------------------------------------------------------------------------------------------------
                             DIRECT LABOR
                             ------------
                             T. C. BROWN                                                     45 hrs   25.00 hr.   1,125  7,650
                             Project Director

                             A. E. Smith                                                     62 hrs   19.00 hr.   1,178  7,465

                             F. G. Jones                                                     55 hrs   12.00 hr.     660  3,785
                                                                                                                    ---
                             Research Assistant

                             Total Direct Labor                                                                   2,963 18,900
                             ------------------

                             MATERIALS & SUPPLIES
                             --------------------
                             Rental Automobile                                               1      200.00 mo.      200  1,200

                             TRAVEL
                             ------
                             A. E. Smith; Research Analyst; Purpose of Trip:  Witness                               950  1,700
                             crash tests; 7/23-24/91; Wash., D.C. to College Station,
                             TX & return

                             CONSULTANT FEES
                             ---------------
                             R. S. Anderson, 7/17/91                                         1da.   250.00 da       250  2,000

                             EQUIPMENT
                             ---------
                             Calibration Box #101; Serial #424                               1      500.00 unit    500     950
                                                                                                                   ---     ---
                             Re:  Contracting Officer letter of 7/3/91

                             Total Direct Costs                                                                  4,863  24,750
                             ------------------

                             INDIRECT COSTS
                             --------------
                               Overhead                                                                          2,815  17,955
                               95% of Total Direct Labor

                               Fringe Benefits                                                                     591   3,969
                               21% of Total Direct Labor

                               General & Administrative Expense                                                  1,216   6,188
                                                                                                                 -----  ------
                               25% of Total Direct Labor

                               Total Indirect Costs                                                              4,622  28,112
                               --------------------                                                              -------------

                               Subtotal                                                                          9,485  52,862
                               --------
-------------------------------------------------------------------------------------------------------------------------------
                               (LESS 5% WITHHOLDING)                                                              (474) (2,643)
                                                                                                                 -----  ------
                               TOTAL                                                                             9,011  50,219


                                                               DTFH61-96-C-00103
                                                                    Attachment 3
                                                                     Page 1 of 9



                     FHWA ADP INFORMATION AND REQUIREMENTS
                     -------------------------------------


A.   Contracts for Mainframe/Minicomputer Systems or Software
     --------------------------------------------------------

- Any computer programs developed or modified for FHWA as a result of this project must be deliverable items to FHWA and written in either ANSI FORTRAN or Federal Standard COBOL. Exceptions to the use of these standard languages are permissible where other languages offer clear advantages. Such exceptions should be approved by the Contracting Officer's Technical Representative and the Chief of Data Systems Division.

- Any computer programs that are deliverable items to FHWA must be independent of any proprietary software packages.

- All computer systems/programs must be documented according to Federal Information Processing Standards Publication (FIPS PUB) #38, "Guidelines for Documentation of Computer Programs and Automated Data Systems," FIPS PUB #64, "Guidelines for Documentation of Computer Programs and Automated Data Systems for the Initiation Phase," and FHWA Documentation Guidelines as specified in Chapter VII of the FHWA IRM Manual (copy attached).

- All data and programs must be compatible with DOT's computer systems, AMDAHL 580, or compatible with a computer system at a facility agreed upon by the FHWA and the contractor.

- To facilitate complete evaluation on the part of FHWA, a complete documentation package, i.e., source programs, job control language set-ups, test data, systems and programming documentation as well as operations and users manuals, must be submitted to the Contracting Officer's Technical Representative (COTR) for final review and acceptance. The programs developed must be tested and debugged by the contractor for successful operation before submission.

- The programs must be acceptance tested on the DOT's computer system or on a computer system at an agreed upon facility prior to acceptance by the COTR. That is, the contractor must demonstrate that these programs can be successfully compiled and executed, using test data. The results of this test will be validated and reviewed for acceptance by the COTR.

B.   Contracts for Microcomputer Systems
     -----------------------------------

- Any computer programs developed or modified for FHWA as a result of this project must be deliverable items to FHWA.

- If it is necessary to utilize a proprietary software package in this project, this package must be readily available off-the-shelf and must run on MS/DOS machines without any hardware or software modifications.

- All computer systems/programs must be documented according to applicable FIPS PUBS and the Documentation Guidelines contained in Chapter VII of the FHWA IRM Manual.

- Any programs developed must be acceptance tested on an FHWA microcomputer. The results of this test will be validated and reviewed for acceptance by the COTR.

C.   All ADP Systems or Software Contracts
     -------------------------------------

- All data collected for FHWA as a result of this project must be deliverable items to FHWA.

- Punched cards must conform to the standards as specified in FIPS PUBS # 1, 13, 14, and 15, "Code for Information Interchange," "Rectangular Holes in Twelve Row Punched Cards," "Hollerith Punched Card Code," and "Subsets of the Standard Code for Information Interchange," respectively.

- Magnetic tapes must conform to the standards as specified in FIPS PUBS # 3 and 25, "Recorded Magnetic Tape for Information Interchange."

- Analog data reported on magnetic tape shall either be capable of being converted on FHWA's A/D conversion system or shall be converted to 9-track digital magnetic tape or punched cards in accordance with the previously mentioned FIPS PUBS.

-    NOTE: The Federal Technical Information Service Publications, FIPS PUBS,
     ----
     are incorporated by reference and may be obtained upon request from the address listed below:

                      National Technical Information Service
                      5285 Port Royal Road
                      Springfield, Virginia 22161
                      Telephone Number: (703) 487-4650

                          CHAPTER VII FHWA IRM MANUAL



                                 DOCUMENTATION
                                      FOR
                          MICROCOMPUTER APPLICATIONS
                            AND INFORMATION SYSTEM

                           DOCUMENTATION GUIDELINES
                        FOR MICROCOMPUTER APPLICATIONS
                            AND INFORMATION SYSTEM


Two types of documentation are required to document microcomputer applications and information systems: a Users Guide and a System Maintenance Manual. The basic purpose of a Users Guide is to provide enough information to permit use of a system by someone unfamiliar with it. The purpose of a System Maintenance Manual is to provide sufficient information to allow a programmer to correct any problems that arise and to permit the program to be maintained and updated as necessary. The following guidelines for preparing the Users Guide and System Maintenance Manual are geared to large, complex, microcomputer systems that have many users. For simpler systems with one or only a few users, it is sufficient to provide enough documentation to meet the basic purpose of a user guide or system maintenance manual.


There is an additional quick and easy way augment the documentation provided in the Users Guide and the System Maintenance Manual: by using comments in the source or program code. This addition to other documentation can be especially helpful when added to the more limited documentation provided for simpler applications.

                                A. USERS GUIDE


The information in the Users Guide is presented in four sections:

     Section 1      Introduces the Users Guide and provides system background.
     ---------
     Section 2      Provides a general description of the application.
     ---------
     Section 3      Contains step-by-step operating procedures.
     ---------
     Section 4      Describes each output report and provides a sample of each.
     ---------

Each of these four sections is described in more detail below.

NOTE:  Data that are too numerous or too detailed to be presented in figures or
-----
in narrative texts should be incorporated into appendices and referenced in the relevant paragraphs of the text.

1.   INTRODUCTION. The introductory section of the Users Guide should include
     -------------
     the following:

     a.   Purpose of the Users Guide. Use the following paragraph, modified as
          ---------------------------
          necessary, to describe the purpose and format of the Users Guide:

               The purpose of the Users Guide for (Project Name, Name of Application, responsible organization, and location) is (1) to describe the system so that potential users can determine its applicability, and, (2) to provide users with all the information necessary to operate and use the system efficiently and effectively.

      b.  Background Information. This paragraph summarizes the relevant aspects
          -----------------------
          of the history and development of the system or application, describing briefly:

          (1)  The basis for the system (e.g., policy, directive of management,
                   -----
               IRM improvement project)

          (2)  The general nature and intended users of the system or
               -------------------------------------
               application (e.g., program management, technical application, administrative application, or utility/other), and when it would be appropriate to use the application.

          (3) System owner (indicate the organization responsible for the system).

          (4)  Standards used in system development, such as hardware, software,
               --------------
               telecommunications, etc.

          (5)  Previously published documentation on this or a related
               ----------------------------------
               application.

     c.   Terms and Abbreviations. This Users Guide should be written in non-
          -----------------------
          technical language for use by non-ADP personnel. An appendix to the Users Guide should define the technical terms, abbreviations, and acronyms used. However, data element names and data codes should not be included in the list of terms and abbreviations. Instead, include them in Section 2.f. (see below).

     d.   Security. Discuss fully all security considerations, including
          --------
          provisions for applying the Privacy Act. Describe any measures provided by the system to protect the database, such as User IDs, and the security responsibilities imposed on the users. Also discuss any measures for limiting entry to the system and access to the database.

2.   DESCRIPTION OF THE APPLICATION. The second section of the Users Guide
     ------------------------------
     should provide the following:

     a.   Description. Furnish a brief description of the objectives,
          -----------
          capabilities, and any special features or benefits of the system or application.

     b.   Functions. Provide a narrative description of the functions performed
          ---------
          by the system. Include a chart showing the data flow through the system and the relationships of the operating functions to the organizations that are the sources of the data input and recipients of information outputs.

     c.   System Configuration. List or describe the hardware, software, and
          --------------------
          communications environment required by the system, including any relevant options.

     d.   System Organization. Provide a general overview of the logical parts
          -------------------
          into which the system is divided, and the role of each part in the total system process. System may be divided into processing modules or subsystems, or, in the case of systems developed using a commercial data base management software such as dBASE III+, they may be organized according to pre-packaged programs or standard data base files. In these cases also describe the substructure.

     e.   Performance. Briefly describe the overall performance capabilities and
          -----------
          limitations of the system and the quality assurance factors incorporated to protect the integrity of the system software and data. Where appropriate include:

              (1) Quantitative information on inputs, outputs, response time, processing times, data limitations and error rates.

              (2)   Qualitative information about flexibility and reliability.

     f.   Data Base. Describe the data files in the database that are
          ---------
          referenced, supported, or kept current by the software. Describe each data element in a data element dictionary and relate the data element to the file(s) in which it is used. This information may be presented in a figure(s) or in an appendix, or, for simple systems, within the narrative text.

     g.   General Description of System Inputs and Outputs.
          ------------------------------------------------

          (1)  Inputs. Briefly describe the media and procedures used for
               ------
               entering data into the system. Describe any user source documents. Provide samples of source documents and the function (menu or prompt) screens used for data entry in appendices and reference them in the text.

          (2)  Outputs. Briefly describe the type of outputs produced by the
               -------
               system. Reference the reports provided in conjunction with
               Section 4, Output Reports, below. Also reference any display screen outputs that are included in an appendix.


3.   SYSTEM OPERATION
     ----------------

Provide step-by-step instructions to permit the user to operate the system and generate outputs. The structure of this section may vary, but it should start with a paragraph on start up procedures and conclude with a paragraph on exiting
                    --------                                             -------
the system. In between, step-by-step instructions should be provided for each
----------
different procedure.

If the operating procedures are too complex to be presented in the narrative text, or if the system contains more than one processing module or subsystem, then the procedures should be placed in an appendix, with appropriate references in the text. Also, refer to appendices containing sample input and output screens, or any other data pertinent to the operation of the system.

These instructions should be as simple as possible. They should be test by having at least one and preferably more employees who are not familiar with the
                                                          --- --------
application sit down with the draft instructions and try to run the program without additional instruction.

4.   OUTPUT REPORTS
     --------------

Prepare a narrative description of each output report available to the user. Include all the information necessary for the user, including the purpose, distribution, security, and use of each report. Provide samples of each report in an appendix referenced in this section. If only a few reports are involved, the samples may be included in this section.

                         B. SYSTEM MAINTENANCE MANUAL
                            -------------------------

The information in the System Maintenance Manual is presented in three sections:

     Section 1   Introduces the manual and provides background information on
     ---------
                 the system.
     Section 2   Describes the environment in which the system operates.
     ---------
     Section 3   Describes program and data characteristics in detail and
     ---------
                 lists the systems programs.

NOTE: Data that are too extensive or too detailed to be presented in figures or
----
in narrative are incorporated in appendices and referenced in the text.

1.   INTRODUCTION. The introductory section of the System Maintenance Manual
     ------------
     should include the following:

     a.   Purpose of the System Maintenance Manual. Use the following paragraph,
          ----------------------------------------
          modified as appropriate, to describe the purpose of the System Maintenance Manual:

          The System Maintenance Manual for (project name, name of developing organization), provides programmers with the information necessary to maintain the system efficiently and effectively.

     b.   Project Description and References. Briefly describe the system
          ----------------------------------
          including its objectives and uses. Specify the general nature of the application, i.e., program management, technical application, administrative application, or utility/other. Indicate the organization responsible for the system, the projected user(s), and when it would be appropriate to use the application.

          Summarize the relevant aspects of the history and development of the application. Attach the following documents or list them showing the author or source, reference number, title, date, point of contact, and security classification (if any):

               (1)   Users Guide.

               (2) Project request and other pertinent documentation on the project.

               (3) Standards used in system development, such as hardware, software, telecommunications, etc.

     c.   Terms and Abbreviations. The System Maintenance Manual may be
          -----------------------
          written in standard ADP technical language. List and define terms unique to the system, as well as more general ADP terms that may be subject to interpretation. Include abbreviations and acronyms in an appendix and reference it in the text. Do not include data element names and data codes in this list; instead include them in Section 3.b, data descriptions.

2.   SYSTEM DESCRIPTION
     ------------------

     a.   System Application. Describe the objectives and organization of the
          ------------------
          system and the functions performed. Provide a flowchart(s) showing the interrelationships of the major components of the system.

     b.   System Environment. Describe the system hardware characteristics and
          ------------------
          the software used to support the system.

     c.   Communications. Describe any communication facilities necessary or
          --------------
          available to operate or interface with the system.

     d.   Interfaces. Briefly describe any existing or potential hardware or
          ----------
          software interfaces with other equipment.

     e.   Security. Discuss the security measures instituted to protect system
          --------
          software and data.

3.   PROGRAM AND DATA DESCRIPTIONS
     -----------------------------

     a.   Program Descriptions. Supply all the details and characteristics of
          --------------------
          each program and subroutine or equivalent needed by the programmer in order to maintain the system. Identify (by title, tag, and version number), list, and described each program. Include all appropriate information on program functions, inputs and outputs, operations performed, error conditions, and interfaces with other systems, programs, and/or subroutines. Provide program listings of each program and subroutine or the equivalent file listings in an appendix and reference them in the text.

     b.   Data Description. Provide a complete description of the system's
          ----------------
          database(s), including the database structure and the components of each data element/field in the database. Indicate storage requirements and limitations. Present record descriptions in a data element dictionary or on record content sheets in an appendix and reference them in the text.

Rockwell International Corporation                              Enclosure (5) to
Transportation Systems                                          96ANA73808
Anaheim, California 92803                                       Page 1



                       COST PLUS FIXED FEE PROPOSAL FOR
                   NATIONAL ARCHITECTURE MAINTENANCE/SUPPORT


                              SUBCONTRACTING PLAN

"INFORMATION CONTAINED HEREIN IS PRIVILEGED OR CONFIDENTIAL INFORMATION OF ROCKWELL INTERNATIONAL CORPORATION"

                      ROCKWELL INTERNATIONAL CORPORATION

                                 MASTER SMALL,
                   SMALL DISADVANTAGED AND WOMEN OWNED SMALL
                         BUSINESS SUBCONTRACTING PLAN
                               FISCAL YEAR 1996


1.   SUBCONTRACTING PLAN ADMINISTRATION
     ----------------------------------

     The Administrator of this plan is responsible for the development of procedures to ensure that an effective Small, Small Disadvantaged, and Women Owned Small Business (SB/SDB/WOSB) Program is implemented and provides for utilization of historically black colleges and universities, and minority institutions (HBCU's/MI's) and is in compliance with PL 95-507, 99-661 and other applicable Federal regulations. The Administrator will have individual discussions with each SB/SDB/WOSB and HBCU/MI supplier when requested and will direct the supplier to procurement personnel responsible for the supplier's products or services. The Administrator will follow through to ensure that qualified or qualifiable suppliers are given equal and fair consideration for opportunities to compete for subcontracts. The Administrator will maintain liaison with cognizant Government representatives concerned with SB/SDB/WOSB and HBCU/MI performance and achievement of goals and report, as required, to company management and Federal agencies. The individual responsible for administering this plan is named in Exhibit "A" of this plan.

2.   SUBCONTRACTING PLAN GOALS
     -------------------------

     a. Subcontracting plan goals are set forth in Paragraph 4 of Exhibit "A" of this plan. Goals are expressed as a percent of total dollars planned to be subcontracted to all suppliers.

     b. Subcontracting plan goals are derived from a detailed examination of the prime or subcontract requirements within Bills of Material, Hardware Utilization Lists and other procurement records. This examination includes an in-depth evaluation of the major item procurement, complex articles and components to determine the suitability for procurement from SB/SDB/WOSB and HBCU/MI concerns.

     c. Paragraph 5 of Exhibit "A" describes the principal products and services to be subcontracted under this plan and the planned subcontracting for SB/SDB/WOSB and HBCU/MI concerns.

     d. If any products or services have been identified as purchased for common production, inventory accounts or similar common usage accounts, an explanation will be included describing the method used to apportion such amounts in establishing SB/SDB/WOSB and HBCU/MI goals.

     e. Subcontracting plans for contracts containing options that meet the required threshold of more than $500,000 ($1,000,000 for construction of any public facility) will separately address goals for both the basic contract term and each option.

3.   COMMERCIAL BUSINESSES - COMPANY-WIDE SUBCONTRACTING PLAN
     --------------------------------------------------------

     The approved Master Small Business Subcontracting Plan may be used by the commercial businesses as a company-wide subcontracting plan for selling commercial products to government agencies. When the Master Small Business Subcontracting Plan is used as a company-wide subcontracting plan for selling commercial products, the plan goals and achievement toward those goals (SF 295) is due to the government 30 days after the close of reporting period (September 30). The plan includes all subcontracting activity during the government fiscal year. The reports reflect performance within U.S. Possessions, Puerto Rico and the Trust Territory of the
     Pacific Islands. The SF 295 lines 11A thru 15 reflect activity of the entire business. Line 16 (Remarks section) specifies the total value of government contracts and a proration of the government contracts total by the percentages established for the program on lines 11A thru 15.

     When the Master Small Business Subcontracting plan is used as a company-wide subcontracting plan for selling of commercial products submittal of SF 294's is no longer necessary. However, the submittals of SF 295's are still required, representing annual goals for the entire business and progress made toward those goals. The Master Small Business Subcontracting Plan is submitted as an attachment to the SF 295.

4.   DESCRIPTION OF EFFORTS.
     ----------------------

     a. Rockwell Corporate Policy No. G-0l states in part that "It also is the policy of the Corporation that small business concerns, including those owned and controlled by women and by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to Participate in the competitive process for the Corporation's purchase orders and subcontracts for materials, supplies and services, consistent with the goals of the Corporation and its customers." In furtherance of this policy, the Corporate Vice
         President - Business Practices has been designated by the Corporation to serve as Corporate Small Business Liaison Officer with responsibility to ensure the establishment and implementation of policies and procedures relating to the Corporation's SB/SDB/WOSB and HBCU/MI Programs. The Corporate Small Business Programs Manager serves as a focal point to provide technical guidance in carrying out these policies and procedures. The senior Material executive at each location has designated himself or another individual as the location Administrator of SB/SDB/WOSB and HBCU/MI Programs.

     b. Rockwell executive management provides SB/SDB/WOSB and HBCU/MI Program support and direction via written policy and procedures, and reviews statistical information to ensure program effectiveness. SB/SDB/WOSB statistics are reported quarterly to Corporate and Division management for review.

     c. The SB/SDB/WOSB and HBCU/MI Program goals, objectives, outreach efforts and related issues are conveyed in formal and informal training sessions to personnel who are in a position to implement or influence decisions concerning source selection. Individuals who have made significant contributions toward the achievement of SB/SDB/WOSB and HBCU/MI objectives are periodically recognized.

     d. Rockwell will actively seek SB/SDB/WOSB firms and HBCU/MI's for development as qualified suppliers and will, when appropriate, provide specifications, drawings and other pertinent data to qualified or qua1ifiable SB/SDB/WOSB firms and HBCU/MI's to aid them in preparing their bids.

     e. Rockwell will also make allowances consistent with contract requirements and good procurement practices to permit delivery of economical quantities within reasonable delivery schedules. When mutually beneficial, Rockwell will provide management and technical assistance to SB/SDB/WOSB firms and HBCU/MI's. The type of assistance offered may inc1ude, but not be limited to, quality control guidance, technical, manufacturing and financial consultation and assistance.

     f. Commercial and Government source directories and lists are obtained by Divisions and utilized in establishing potential bidders lists. Rockwell representatives attend procurement conferences, seminars, trade fairs, and other functions to seek out additional qualified or qua1ifiable SB/SDB/WOSB firms and HBCU/MI's.

     8.  RECORDS
         -------

         Rockwell maintains records which ensure implementation of an aggressive and effective SB/SDB/WOSB program and provide management visibility of program achievement. Examples of such records are:

         a. SB/SDB/WOSB and HBCU/MI source list guides, and other data identifying SB/SDB/WOSB and HBCU/MI concerns.

             Primary Source Lists are:

             1) Existing company source lists including Rockwell Supplier database (RSDB) and Small Business Sourcing File (SBSF)
             2)  U.S. SBA - Procurement Automated Source System (PASS)*
             3) National Minority Supplier Development Council (NMSDC) Source Guides
             4)  Regional Minority Supplier Development Councils
             5)  Minority Business Development Agency Source Guides
             6)  Minority Trade Organizations and Business Associations
             7) HBCU/MI directories, (e.g., NAFEO Capability Inventory of HBCU's and MI's)
             8)  Regional Small Business Development Councils

             *The PASS listing of suppliers is included in the Rockwell Supplier Database for company-wide computer access to small businesses.

         b.  Organizations contacted for SB/SDB/WOSB and HBCU/MI sources.

         c. On a contract-by-contract basis, records on all subcontract awards over $100,000, indicating in each procurement case file (1) whether SB/SDB/WOSB or HBCU/MI was solicited and if not, why not; and (2) reasons for the failure of any responding SB/SDB/WOSB or HBCU/MI to receive subcontract awards. Any Rockwell commercial business using the Master Small, Small Disadvantaged and Women Owned Small Business Subcontracting plan as a comprehensive subcontracting plan is excluded from filing individual contract-by-contract or subcontract-by-subcontract plans; and keeping records to support award data submitted by the offeror to the government, including the name, address, and business size of each contractor.

         d.  Records to support such efforts as:

             1) Contacts with disadvantaged and small business trade associations;
             2)  Contacts with business development organizations; and
             3) Attendance at SB/SDB/WOSB procurement conferences and trade fairs.

         e. Records to support internal activities to guide and encourage buyers such as:

             1)  Workshops, seminars, training programs, etc; and
             2)  Monitoring activities to evaluate compliance.

         f. On a contract-by-contract basis, records to support award data submitted to the government including name, address, and size status of subcontractors (except those commercial businesses using the Master Small, Small Disadvantaged and Women owned Small Business Subcontracting plan as a company-wide subcontracting plan).

         g. Rockwell's Make or Buy Committees meet as necessary to review and rule on all Make or Buy decisions. The Division Administrator for SB/SDB/WOSB Programs participates in the Committee meeting to ensure that consideration is given to SB/SDB/WOSB firms and HBCU/MI's. The senior Material executive serves as permanent secretary of the Committee.

         h. Rockwell will restrict subcontract awards for exclusive competition among small business and/or small disadvantaged owned business concerns, where practicable, to facilitate the accomplishment of subcontracting plan goals.

5.   CLAUSE FLOW DOWN
     ----------------

     In compliance with its Government Prime Contracts, Rockwell will: (1) include in each subcontract that offers further subcontracting opportunity the FAR 52.219-8 clause that is entitled "Utilization of Small Business and Small Disadvantaged Business Concerns," and (2) FAR 52.219-9 requires all subcontractors (except Small Business concerns) who receive subcontracts in excess of $500,000 ($1,000,000 for construction of any public facility) to adopt a plan similar to Rockwell's subcontracting plan.

6.   SUBCONTRACTOR PERFORMANCE
     -------------------------

     a. Rockwell agrees to secure subcontracting plans, similar to that agreed to by Rockwell, from its subcontractors (except SB concerns) that receive subcontracts awarded under a Government Prime contract in excess of $500,000 ($1,000,000 for construction of any public facility). Plans so received will be reviewed by the SB/SDB/WOSB Administrator and the cognizant buyer for compliance with applicable regulations, and will be kept on file in the case file or in the location SB/SDB/WOSB Administrator's office.

     b. Subcontractors shall be required to update a subcontracting plan by submission of a revised plan whenever there are changes to an order in excess of $500,000 ($1,000,000 for construction of any public facility).

     c. Rockwell will provide notice to subcontractors concerning penalties and remedies for misrepresentations of business status as small business or small disadvantaged business for the purpose of obtaining a subcontract in all solicitations exceeding $10,000 for requirements issued under government contracts.

7.   REPORTS
     -------

     Rockwell will submit "Subcontracting Report for Individual Contracts" Standard Form 294, and "Summary Subcontract Report" Standard Form 295, in accordance with the instructions therein. In addition, Rockwell will ensure that its subcontractors agree to submit said forms. Rockwell will cooperate in any studies or surveys as may be required. An SF 294 is not required of a Rockwell commercial business using the Master Small Business Subcontracting Plan as a company-wide subcontracting plan for selling of commercial products to government. However, the submittal of Standard Form 295 is required annually, reflecting the businesses progress toward their goals as established in Exhibit "A", of the Master Small Business Subcontracting Plan (submitted as an attachment to the SF 295).

                                  EXHIBIT "A"


"INFORMATION CONTAINED HEREIN IS PRIVILEGED OR CONFIDENTIAL INFORMATION OF ROCKWELL INTERNATIONAL CORPORATION."

                      ROCKWELL INTERNATIONAL CORPORATION
                     Autonetics & Missile Systems Division

SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
                  SUBCONTRACTING PLAN GOALS

1.   REFERENCE: MASTER SMALL, SMALL DISADVANTAGED AND WOMEN-
                OWNED SMALL BUSINESS SUBCONTRACTING PLAN FISCAL YEAR 1996

2.   PRIME OR SUBCONTRACT NUMBER:
     REFERENCE: Deal No. AN96-5459
     DESCRIPTION: Federal Highways ADM RFP DTFH6I-96-R-00082

3.   INDIVIDUAL RESPONSIBLE FOR ADMINISTERING PLAN: A. J. Long
     TELEPHONE NUMBER: (714) 762-2875.

4.   SUBCONTRACTING PLAN GOALS

     Rockwell has established the following goals for awards to SB/SDB/WOSB/HBCU/MI'S:

     Total to be subcontracted                       $   -0-            0%
                                                     -------         -----
     a.   To large business firms                    $   -0-            0%
                                                     -------         -----
     b.   To small business firms                    $   -0-            0%
                                                     -------         -----

          1)  To nondisadvantaged firms              $   -0-   *        0%
                                                     -------         -----

          2)  To disadvantaged firms                 $   -0-   *        0%
                                                     -------         -----

          3)  To Women owned small business          $   -0-   *        0%
                                                     -------         -----

     c.   To HBCU/MI's                               $     0             0
          (*This amount included in b above)         -------         -----


     d.   Indirect purchases:
          (X)  Are not included in this plan
          ( )  Are included in this plan and were calculated as follows:

V.   PRINCIPAL PRODUCTS AND SERVICE

     The principal products and services to be subcontracted under the referenced prime contract or subcontract, and those areas where Rockwell plans to utilize SB/SDB/WOSB firms are described below:


                                         WOMEN OWNED
                          SMALL         --------------
 PRODUCT       SMALL   DISADVANTAGED    SMALL BUSINESS      LARGE
 -------       -----   -------------    --------------      -----

 NO MATERIAL




NOTE: Due to the nature of proposed material, there are no opportunities for WOSB or SDB.


ROCKWELL INTERNATIONAL CORPORATION
Autonetics & Missile Systems Division


/s/ A.J. Long
A.J. Long
Small Business Programs Administrator
Small Business Administration

Date:  June 27, 1996

This Particular Effort Does Not Require the Involvement of Higher Educational Institutions, Ref. HBCU/MI

ROCKWELL INTERNATIONAL CORPORATION
Autonetics & Missile Systems Division


      /s/ J.H. Mihelich
NAME: ----------------------------
         J.H. Mihelich

TITLE:Deputy Director. Material
      ----------------------------

DATE:  Nov. 7, 1995
      ----------------------------


APPROVED:

       /s/ William A. Detki
NAME: ----------------------------
            W.A. Detki

TITLE: Divisional Administrative
      ----------------------------
       Contracting Officer

DATE:     Nov. 7, 1995
      ----------------------------

                                                              Attachment No.5
                               Rates and Factors              DTFH61-96-C-00103
Direct Labor

                                                             Base        Base      Base       Option     Option     Option
                              Base                Base       Year      Year 1    Year 2       Year 1     Year 2     Year 3
                              Rate     Slope        Mo   Midpoint        Rate      Rate         Rate       Rate       Rate
                              ----     -----        --   --------        ----      ----         ----       ----       ----
Program Manager-Offsite       26.9      0.82    Jan-96    Feb-97        27.86     28.68        29.50      30.32      31.14
Program Manager-Onsite       34.34      0.94    Jan-96    Feb-97        35.44     36.38        37.32      38.26      39.20
Engineer - MTS 2            20.662      0.81    Jun-96    Feb-97        21.27     22.08        22.89      23.70      24.51
Engineer - MTS 3            24.104      0.81    Jun-96    Feb-97        24.71     25.52        26.33      27.14      27.95
Engineer - MTS 4            27.986      0.81    Jun-96    Feb-97        28.59     29.40        30.21      31.02      31.83
Engineer - MTS 5             32.69      0.81    Jun-96    Feb-97        33.30     34.11        34.92      35.73      36.54
Engineer - MTS 6            38.879      0.81    Jun-96    Feb-97        39.49     40.30        41.11      41.92      42.73
Engineer - MTS 7            45.901      0.81    Jun-96    Feb-97        46.51     47.32        48.13      48.94      49.75
Administrative Support       23.05      0.59    Jan-96    Feb-97        23.74     24.33        24.92      25.51      26.10

Composite Engineering Rate Calculation
--------------------------------------

                                    Base      Base      Base      Base    Option    Option    Option    Option    Option   Option
                                  Year 1    Year 1    Year 2    Year 2    Year 1    Year 1    Year 2    Year 2    Year 3   Year 3
                                    Rate      Comp      Rate      Comp      Rate      Comp      Rate      Comp     Rate      Comp
                                    ----      ----      ----      ----      ----      ----      ----      ----     ----      ----
Systems Eng         MTS 2    0%   21.270     0.000    22.080     0.000    22.890     0.000    23.700     0.000    24.510    0.000
                    MTS 3    0%   24.710     0.000    25.520     0.000    26.330     0.000    27.140     0.000    27.950    0.000
                    MTS 4   35%   28.590    10.007    29.400    10.290    30.210    10.574    31.020    10.857    31.830   11.141
                    MTS 5   35%   33.300    11.655    34.110    11.939    34.920    12.222    35.730    12.506    36.540   12.789
                    MTS 6    5%   39.490     1.975    40.300     2.015    41.110     2.056    41.920     2.096    42.730    2.137
                    MTS 7   25%   46.510    11.628    47.320    11.830    48.130    12.033    48.940    12.235    49.750   12.438
                                            ------              ------              ------              ------             ------
                           100%             35.265              36.074              36.885              37.694             38.505

Software Eng        MTS 2   25%   21.270     5.318    22.080     5.520    22.890     5.723    23.700     5.925    24.510    6.128
                    MTS 3   30%   24.710     7.413    25.520     7.656    26.330     7.899    27.140     8.142    27.950    8.385
                    MTS 4   25%   28.590     7.148    29.400     7.350    30.210     7.553    31.020     7.755    31.830    7.958
                    MTS 5   15%   33.300     4.995    34.110     5.117    34.920     5.238    35.730     5.360    36.540    5.481
                    MTS 6    5%   39.490     1.975    40.300     2.015    41.110     2.056    41.920     2.096    42.730    2.137
                    MTS 7    0%   46.510     0.000    47.320     0.000    48.130     0.000    48.940     0.000    49.750    0.000
                                             -----               -----               -----               -----              -----
                           100%             26.849              27.658              28.469              29.278             30.089

Communications Eng  MTS 2    0%   21.270     0.000    22.080     0.000    22.890     0.000    23.700     0.000    24.510    0.000
                    MTS 3    0%   24.710     0.000    25.520     0.000    26.330     0.000    27.140     0.000    27.950    0.000
                    MTS 4   50%   28.590    14.295    29.400    14.700    30.210    15.105    31.020    15.510    31.830   15.915
                    MTS 5   50%   33.300    16.650    34.110    17.055    34.920    17.460    35.730    17.865    36.540   18.270
                    MTS 6    0%   39.490     0.000    40.300     0.000    41.110     0.000    41.920     0.000    42.730    0.000
                    MTS 7    0%   46.510     0.000    47.320     0.000    48.130     0.000    48.940     0.000    49.750    0.000
                                             -----               -----               -----               -----              -----
                           100%             30.945              31.755              32.565              33.375             34.185

Transportation Eng  MTS 2    0%   21.270     0.000    22.080     0.000    22.890     0.000    23.700     0.000    24.510    0.000
                    MTS 3   10%   24.710     2.471    25.520     2.552    26.330     2.633    27.140     2.714    27.950    2.795
                    MTS 4   30%   28.590     8.577    29.400     8.820    30.210     9.063    31.020     9.306    31.830    9.549
                    MTS 5   30%   33.300     9.990    34.110    10.233    34.920    10.476    35.730    10.719    36.540   10.962
                    MTS 6   20%   39.490     7.898    40.300     8.060    41.110     8.222    41.920     8.384    42.730    8.546
                    MTS 7   10%   46.510     4.651    47.320     4.732    48.130     4.813    48.940     4.894    49.750    4.975
                                             -----               -----               -----               -----              -----
                           100%             33.587               34.397             35.207              36.017             36.827

Use or disclosure of data contained on this page is subject to the restrictions on the title page of this proposal.

                                                                Attachment No. 6
                                                               DTFH61-96-C-00103
                               Rates and Factors

Overhead Rates
Fiscal Year Period       October - September

                                        Indirect Rates         Cost of Money
                                        --------------         -------------
Base Year 1
-----------
Transportation Offsite   FY96   17%    27.24     4.63               0  0.000000
                         FY97   83%    27.33    22.68               0  0.000000
                                               ------                  --------
                                                27.31                  0.000000


Eng                      FY96   17%    39.43     6.70        0.883638  0.150218
                         FY97   83%    40.53    33.64        1.127692  0.935984
                                               ------                  --------
                                                40.34                  1.086202


G&A                      FY96   17%    22.7%    3.860%         0.4227%   0.0719%
                         FY97   83%    19.5%   16.190%         0.4185%   0.3474%
                                               ------                  --------
                                               20.050%                   0.4193%


Base Year 2
-----------
Transportation Offsite   FY97   17%    27.33     4.65               0  0.000000
                         FY98   83%    27.50    22.83               0  0.000000
                                               ------                  --------
                                                27.48                  0.000000


Eng                      FY97   17%    40.53     6.89        1.127692  0.191708
                         FY98   83%    40.50    33.62        1.175588  0.975738
                                               ------                  --------
                                                40.51                  1.167446


                         FY97   17%     19.5%   3.320%         0.4185%   0.0711%
                         FY98   83%     18.6%  15.440%         0.4144%   0.3440%
                                               ------                  --------
                                               18.760%                   0.4151%


Option Year 1
-------------
Transportation Offsite   FY98   17%    27.50     4.68               0  0.000000
                         FY99   83%    28.44    23.61               0  0.000000
                                               ------                  --------
                                                28.29                  0.000000


Eng                      FY98   17%    40.50     6.89        1.175588  0.199850
                         FY99   83%    40.50    33.61        1.175588  0.975738
                                               ------                  --------
                                                40.50                  1.175588



G&A                      FY98   17%     18.6%   3.160%         0.4144%   0.0704%
                         FY99   83%     18.6%  15.440%         0.4144%   0.3440%
                                               ------                  --------
                                               18.600%                   0.4144%


Option Year 2
-------------
Transportation Offsite   FY99   17%    28.44     4.83               0  0.000000
                         FY00   83%    29.43    24.43               0  0.000000
                                               ------                  --------
                                                29.26                  0.000000

Eng                      FY99   17%    40.50     6.89        1.175588  0.199850
                         FY00   83%    40.50    33.61        1.175588  0.975738
                                               ------                  --------
                                                40.50                  1.175588


G&A                      FY99   17%     18.6%   3.160%         0.4144%   0.0704%
                         FY00   83%     18.6%  15.440%         0.4144%   0.3440%
                                               ------                  --------
                                               18.600%                   0.4144%

Use or disclosure of data contained on this page is subject to the restrictions on the title page of this proposal.

                                                                Attachment No. 6
                                                               DTFH61-96-C-00103
                               Rates and Factors

Overhead Rates
Fiscal Year Period       October - September


Option Year 3
-------------
Transportation Offsite   FY00   17%      29.43    5.00              0  0.000000
                         FY01   83%      30.49   25.31              0  0.000000
                                                ------                 --------
                                                 30.31                 0.000000

Eng                      FY00   17%      40.50    6.89       1.175588  0.199850
                         FY01   83%      40.50   33.61       1.175588  0.975738
                                                ------                 --------
                                                 40.50                 1.175588

G&A                      FY00   17%      18.6%   3.160%        0.4144%   0.0704%
                         FY01   83%      18.6%  15.440%        0.4144%   0.3440%
                                                ------                 --------
                                                18.600%                  0.4144%

Use or disclosure of data contained on this page is subject to the restrictions on the title page of this proposal.

                                                               DIFH66-96-C-00103
                                                               Attachment 7

                        CONFLICT OF INTEREST AGREEMENT
                               Contract No. XXXXXX


     In accordance with the Federal Acquisition Regulation 9.505-3, the Federal Highway Administration (FHWA) is requiring the contractor to adhere to the following safeguards in order to ensure objectivity and to protect the Government's interests.

     The contractor shall comply with the attached Policy Letter 9-1, "COnflict of Interest Policies Applicable to Consultants." Pursuant to the policy 1etter, the FHWA is requiring that the contractor provide certified information describing the nature and extent of any conflicts of interest that may exist with respect to this contract.

     The contractor shall submit a complete and accurate certificate as required under the above policy letter. This certification shall become part of this conflict of interest agreement.

     All questions, disclosures, or other communications regarding this obligation shall be addressed to the Contracting Officer.

     In the event of a breach of this conflict of interest obligation, the FHWA shall be entitled to all avai1ab1e legal remedies, including termination of this contract, suspension, debarment, as well as penalties associated with false certifications or such other provisions provided for by law or regulation.


Contractor:                   ______________________________

Contractor's Signature:       ______________________________

Program Manager:              ______________________________

Key Personnel:                ______________________________


Attachment (Policy Letter 89-l)

                                  54 FR 51805

Allan V. Burman,

   Administrator Designate.

December 8, 1989.

Policy Letter 89-1

TO THE HEADS OF EXECUTIVE DEPARTMENTS AND ESTABLISHMENTS

SUBJECT:  Conflict of Interest Policies Applicable to Consultants

    1. Purpose. The purpose of this Policy Letter is (a) to establish policy re1ating to conflict of interest standards for persons who provide consu1ting services to the government and to its contractors and (b) to provide procedures to promote compliance with those standards.

    2. Authority. This Policy Letter is issued pursuant to section 8141 of the 1989 Department of Defense Appropriation Act, Pub. L. l00-463, 102 Stat. 227
(1988) (hereinafter referred to as "the Act") and section 6 of the Office of Federal Procurement Policy (OFPP) Act, codified at 41 U.S.C. section 404.

    3. Background. This Policy Letter is intended to implement section 8141 of the Act. That section provides, in part, as follows:

    "(a) Not later than 90 days after the date of enactment of this Act, the Administrator of the Office of Federal Procurement Policy shall issue a policy and not later than 180 days thereafter government-wide regulations shall be issued under the Office of Federal Procurement Policy Act which set forth:

    "(1) conflict of interest standards for persons who provide consulting services described in subsection (b); and

    "(2) procedures, including such registration, certification, and enforcement requirements as may be appropriate, to promote compliance with such standards

    "(b) The regulations required by subsection (a) shall apply to the following types of consulting services:

    "(1) advisory and assistance services provided to the government to the extent necessary to identify and evaluate the potential for conflicts of interest that could be prejudicial to the interests of the United States;

    "(2) services related to support of the preparation or submission of bids proposals for federa1 contracts to the extent that inclusion of such services such regulations is necessary to identify and evaluate the potential for conflicts of interest that could be prejudicial to the interests of the United States; and

    "(3) such other services related to federal contracts as may be specified the regulations prescribed under subsection (a) to the extent necessary to

                                  54 FR 51805

identify and evaluate the potential for conflicts of interest that could be prejudicial to the interests of the United States.

     4. Definitions.

     (a) "Advisory and assistance services" means advisory and assistance serve as defined in OMB Circular No. A-120, "Guide1ines for the Use of Advisory and Assistance Services," dated January 4, 1988, and any amendments thereto. Only those compensated services provided pursuant to nonpersonal service contracts are covered by this Policy Letter.

     (1)   Such services include

     (i)   services provided by individual-experts and consultants;

     (ii)  management and professional Support services;

     (iii) the conduct and preparation of studies, analyses, and evaluations; a

     (iv)  engineering and technical services.

     (2) Exclusions. In addition to the exclusion in OMB Circular A-120, the following services are excluded from the coverage of this Policy Letter:

     (i) routine engineering and technical services (such as installation, operation, or maintenance of system, equipment, software, components, or facilities):

     (ii)  routine legal, actuarial, auditing, and accounting services; and

     (iii) training services.

     (b) "Agency" means an executive department specified in section 10l of title 5, United States Code; a military department specified in section 102 of such title and independent establishment as defined in section 104(1) of such title and a wholly owned government corporation fully subject to the provisions of chapter 91 of title 31, United States Code.

     (c) "Conflict of interest means that condition or circumstance wherein a person is unable or is potentially unable to render impartial assistance or advice to the government because of other activities or relationships with other persons, or wherein a person has an unfair competitive advantage.

     The critical element in this definition is the existence of a relationship or potential re1ationship that might cause an offeror, if awarded a contract, to make recommnendations or interpretations that, at the expense of the government, favor the interests of the offeror directly, or those of persons or entities presently or potentially able to confer a benefit on the offeror.

     Types of potential conflicts include, but are not limited to, the following:

     (1) evaluating a contractor's, or potential contractor's products or services, where the evaluator is or was substantially involved in the development or marketing of those products or services;

                                  54 FR 51805

     (2) serving as a consultant to a contractor seeking the award of a contract (or seeking to be awarded the contract directly) after preparing or assisting substantial1y in the preparation of specifications, or other significant contract provisions or requirements, to be used in the same acquisition;

     (3) serving as a consultant to a contractor seeking the award of a contract (or seeking to be awarded the contract directly) after having access to source selection or proprietary information not available to other persons competing for the contract; and

     (4) providing advice and assistance to an agency where such advice and assistance could benefit the contractor's other clients.

     (d) An "unfair competitive advantage" exists, in addition to the situation addressed in FAR Subpart 9.5, where a contractor competing for award of any federal contract possesses

     (1) proprietary information that was obtained from a government official without proper authorization, or

     (2) source selection information that is relevant to the contract but is not available to all competitors, and such information would assist that contractor in obtaining the contract.

     (e) "Marketing Consu1tant" means any independent contractor who furnishes advice, information, direction, or assistance to any other contractor in support of the preparation or submission of a bid or proposal for a government contract by such contractor. An independent contractor is not a marketing consultant if he or she would be rendering advisory and assistance services pursuant to any the exclusions in paragraph 4(a) (2), above.

     5. Exemptions. The following may be exempted from the application of policy and regulations issued under this Policy Letter:

     (a) Inte11igence activities. Services rendered in connection with intelligence activities as defined in section 3.4(e) of Executive Order 12333 a comparable definitional section in any successor order, or in connection with special access programs; and

     (b) Public interest considerations. Specific contract actions where the head of an agency grants a waiver on the basis of the public interest.

     6.  Policy. Agencies must comply with the following po1icies:

     (a) Responsibility for identifying and preventing potential conflicts of interest in government contracts is shared among the government contracting officer, the requester of the service, and other government officials with access to applicable information. The responsibility for deciding whether to award a particular contract, however, rests with the government contracting officer;

     (b) Prior to contract award, contracting officers shall take appropriate steps to identify and evaluate the potential for conflicts of interest that

                                  54 FR 51805

could be prejudicial to the interests of the United States with regard to persons who provide advisory and assistance services to the government, and to take steps to avoid or mitigate any conf1icts believed to exist; similar action will be taken with regard to any unfair competitive advantage that marketing consultants provide to contractors;

     (c) Federal contracting officers shall require, for contrats covered by the Policy Letter, that the apparent successful offeror provide certified information describing the nature and extent of any conflicts of interest that may exist with respect to the proposed award. Marketing consultants shall also be required to certify that they have provided no information to the contractor employing them that would give the contractor an unfair competitive advantage;

     (d) Federal procurement officials shall encourage contractors to consider carefully the potential for conflicts of interest in all of their activities associated with federal procurement, and shall be sensitive to the appearance of conflicts of interest in any contracting actions; and

     (e) Federal procurement regulations that implement this policy and address conflicts of interest shall take into account the need to (1) encourage participation of highly qualified persons and firms in federal procurement programs; (2) enhance and safeguard the Nation's industrial base; (3) promote full and open competition in the award of government contracts; and (4) improve the overall effectiveness and efficiency of the government's procurement programs.

     7. Responsibilities of the Defense Acquisition Regulatory Council and Civilian Agency Acquisition Council. The Councils shall promulgate the government-wide regulations specified in section 8141 of the Act within 180 days of the effective date of this Policy Letter. Such regulations shall conform to the policies established herein. Only solicitations issued after the effective date of the regulations are affected by these policies.

     8. Responsiblities of prime contractors employing marketing consultants. An individual or firm that employs, retains, or engages one or more marketing consultants in connection with a federal acquisition must submit to the. contracting officer, with respect to each marketing consultant, the certificate described below, if the individual or firm is notified that it is the apparent successful offeror.

     (a) Certificate required. No certificates are required for contracts of $200,000 or less. For contracts over $200,000, the contractor must file the certificate described below with respect to each marketing consultant, or provide a written statement to the contracting officer giving the reasons why such certification can be made. The reasons given must be satisfactory to the contracting officer as to why such certificate cannot be made.

     (b) Contents of certificate. The certificate to be submitted must contain the following

     (1) the name of the agency and the number of the solicitation in question,

     (2) the name, address, telephone number, and federal taxpayer identification number of the marketing consultant;

     (3) the name, address, and telephone number of a responsible officer or employee of the marketing consultant who has personal knowledge of the market consultant's involvement in the contract;

     (4) a description of the nature of the services rendered by or to be rend by each marketing consultant;

     (5) based on information provided to the contractor by the marketing consultant, if any marketing consultant is rendering or, in the 12 months preceding the date of the certificate, has rendered services respecting the subject matter of the instant solicitation, or directly relating to such sub matter, to the government or any other client (including any foreign government or person), the name, address, and telephone number of the client or clients, and the name of a responsible officer or employee of the marketing consultant who is knowledgeable about, the services provided to such client(s), and a description of the nature of the services rendered to such client(s);

     (6) a statement that the person who signs to certificate for the prime contractor has informed the marketing consultant of the existence of this Policy Letter and associated regulations; and

     (7) the signature, name, title, employer's name, address, and telephone number of the persons who signed the certificates for both the prime contract and the marketing consultant.

     (c) Marketing consultant certificate. In addition, the prime contractor will forward to the contracting officer a certificate addressed to the government signed by the marketing consultant that (i) such marketing consultant has been told of the existence of the regulations implementing this Policy Letter and (ii) such marketing consultant has made inquiry, and to the best of his or her knowledge and belief, he or she has provided no unfair competitive advantage to the prime contractor with respect to the services rendered or to be rendered connection with the solicitation, or that any unfair competitive advantage that to the best of his or her knowledge and belief, does or may exist, has been disclosed to the prime contractor. Prime contractors may request such a certificate from a marketing consultant, or make inquiries of any marketing consultant, at any time they negotiate for the marketing consultant's services or afterwards, until an award is made, to satisfy themselves that the marketing consultant has provided no unfair competitive advantage.

     9. Responsibilities of contractors providing advisory and assistance services. Those individuals or firms providing advisory and assistance service to the government must submit to the contracting officer the certificate or certificates described below if the individual or firm is notified that it is the apparent successful offeror.

     (a) Certificate required. No certificates are required for contracts of $25,000 or less. For contracts over $25,000, the certificate described in (b), below, must be filed or a written statement provided to the contracting office giving the reasons that no such certification can be made. The reasons given must be satisfactory to the contracting officer as to why such certificate cannot be made.

     (b) Contents of the certificate. The certificate must contain the following

     (1)  name of the agency and the number of the solicitation in question;

     (2) the name, address, telephone number, and federal taxpayer identification number of the apparent successful offeror,

     (3) a description of the nature of the services rendered by or to be rendered on the instant contract;

     (4) if, in the 12 months preceding the date of the certification, Service were rendered to the government or any other client (including a foreign government or person) respecting the same subject matter, of the instant solicitation, or directly relating to such subject matter, the name, address telephone number of the client or client(s), a description of the services rendered to the previous client(s), and the name of a responsible officer or employee of the offeror who is knowledgeable about the services rendered to client. The agency and contract number under which the services were rendered must also be included, if applicable;

     (5) a statement that the person who signs the certificate has made inquiry and that, to the best of his or her knowledge and belief, (a) no actual or potential conflict of interest or unfair competitive advantage exists with respect to the advisory and assistance services to be provided in connection with the instant contract, or (b) that any actual or potential conf1ict of interest or unfair competitive advantage that does or may exist with respect the contract in question has been communicated in writing to the contracting officer or his or her representative; and

     (6) the signature, name, employer's name, address, and telephone number of the person who signed the certificate.

     10.  Responsibilities of Executive Branch Agencies.

     (a) Maintenance of data files. Each agency must maintain the certificates described by this Policy Letter in the contract file. Agencies may extract and categorize such information from these files and consolidate them in a central registry, as appropriate, subject only to the requirement to safeguard information (1) as requested by the submitter of the certificate as confidential, sensitive, privileged, proprietary, or otherwise not re1easable, or (2) based on independent agency determinations not to release the information pursuant to the Freedom of Information Act, or other authority.

     (b) Avai1ability of data. Certificates must be made available to department or agency contracting officers and their superiors, advisors, or their designees, as well as to inspectors general and government audit officials.

     (c) Nondisclosure of information. Agencies and departments must protect, to the fullest extent permitted by law, all sensitive business and other information submitted pursuant to any policy devised or regulation promulgated pursuant to the Act. Contractors and consultants must take care to identify what information is not releasable. Opportunity to so mark such information shall be afforded to the submitter of the information at any time.

     (d) Preaward conflict of interest analysis; special contract provisions. Agency officials must, before an award of a contract is made, determine whether a conflict of interest exists with regard to those providing advisory and

                                                               Attachment No. 8
                                                               DTFH61-96-C-00103

              AGREEMENT NOT TO DISCLOSE CONFIDENTIAL INFORMATION
                             CONTRACT NO. XXXXXX

         Pursuant to Transportation Acquisition Regulation clause 1252.242-72, the contractor shall not publish, permit to be published or distribute for public consumption, any information, oral or written concerning the results or conclusions made pursuant to the performance of this contract, without the prior written consent of the Contracting Officer.

         During the course of this contract, the contractor will be given access to nonpublic, proprietary or confidential information for purposes of assisting the Department of Transportation. The contractor shall not disclose any information or data concerning information obtained during the performance of this contract, with out the prior written consent of the Contracting Officer. This obligation shall not apply to information which:

         (a) is or becomes publicly known through no wrongful act on the contractor's part;

         (b) is, at the time of disclosure in performance of this contract, already known to the contractor without restriction on disclosure;

         (c) is or subsequently becomes the rightfully and without breach of this obligation, in the contractor's possession without any obligation restricting disclosure;

         (d) is independently developed by the contractor without breath of this obligation;

         (e) is furnished to a third party by the FHWA without a similar restriction on the third party's rights; or

         (f) is explicitly approved for released by written authorization of the Contracting Officer.

All requests for authorization or other communications regarding this obligation shall be addressed to the Federal Highway Administration (FHWA) Contracting Officer's Technical Representative.

In the event of a breach of this obligation not to disclose confidential information, the FHWA shall be entitled to all available legal remedies, including an injunction by any competent court to enjoin and restrain the unauthorized disclosure of such information.

Contractor:                   _____________________________________

Contractor's Signature:       _____________________________________

Program Manager:              _____________________________________

Key Personnel:                _____________________________________

                                  54 FR 51805

assistance services to the government, or whether an unfair competitive advantage exists with respect to services provided by a marketing consultant connection with a particular contract action. In performing this function, may use (a) information from any certificates or statements previously submit or submitted with the bid or offer in question and (b) any other substantive information available to them. The contracting officer shall award the contract to the apparent successful offeror unless a conflict of interest or unfair competitive advantage is believed to exist that cannot be avoided or mitigated. Finally, before the contracting officer decides not to award a contract based on conflict of interest considerations, he or she shall notify the prime contractor, or the contractor rendering advisory and assistance services, and provide a reasonable opportunity to respond. Where the contracting officer that it is in the best interest of the United States to award the contract notwithstanding such conflict or unfair competitive advantage, the contract should be documented to reflect the basis for that finding.

     (e) Other information. This Policy Letter does not prohibit contracting officers from requesting other information relevant to the goals of this Policy Letter. In addition, in special cases, and if approved by the head of the contracting activity, the contracting officer may request that the certificate described above, be made with respect to a period as long as, but no longer than, 36 months preceding the date of the certificate.

     11. Responsibilities of the Federal Acquisition Regulatory Council. All government-wide regulations to be issued pursuant to section 8141 of the Act will be provided to the Federal Acquisition Regulatory Council for review not less than thirty days prior to publication in the Federal Register for public comment.

     12. Remedies. Persons required to certify in accordance with this Policy Letter's associated regulations but who fail to do so may be determined to be ineligible for award of a contract. Misrepresentation of any fact may result in suspension or debarment, as well as penalties associated with false certifications or such others provisions provided for by law or regulation.

     13. Information contact. For information regarding this Policy Letter please contact Richard A. Ong Deputy Associate Administrator, the Office of Federal Procurement Policy, 725 17th Street, N.W., Washington, DC 20503. Telephone (202) 395-6810.

     14. Effective date. The effective date of this Policy Letter is 30 days from the date of issuance on the first page.

     15. Sunset review date. This Policy Letter will be reviewed three years from the date of issuance and every three years thereafter to ensure accuracy and relevancy. This review must include a reexamination of the threshold amounts in the light of any changes made in the small purchase amount provided for in FAP. Part 13.

Allan V. Burman,

  Administrator Designate.